Execution Version

OMNIBUS AMENDMENT TO SECURITY AGREEMENT AND PLEDGE AGREEMENT

This OMNIBUS AMENDMENT TO SECURITY AGREEMENT AND PLEDGE AGREEMENT (this “Amendment”) is entered into as of September 28, 2018, by and among Ciena Corporation, a Delaware corporation (the “Borrower”), Ciena Communications, Inc., a Delaware corporation (“CCI”), Ciena Government Solutions, Inc., a Delaware corporation (“CGSI” and, together with the Company and CCI, collectively, the “Loan Parties”) and Bank of America, N.A., as administrative agent (in such capacity, the “Administrative Agent”). Capitalized terms used but not otherwise defined herein shall have the respective meanings ascribed to such terms in the Credit Agreement (as defined below).

RECITALS
WHEREAS, the Borrower, the Lenders from time to time party thereto, and the Administrative Agent are parties to that certain Credit Agreement, dated as of July 15, 2014 (as amended through and including the date hereof, the “Credit Agreement”), pursuant to which, among other things, the Lenders have agreed, subject to the terms and conditions set forth therein, to make certain loans and other financial accommodations to the Borrower;
WHEREAS, the Loan Parties and the Administrative Agent are parties to that certain Security Agreement, dated as of July 15, 2014 (as amended prior to, and otherwise in effect on, the date hereof, the “Existing Security Agreement”)
WHEREAS, the Loan Parties and the Administrative Agent are parties to that certain Term Loan Pledge Agreement, dated as of July 15, 2014 (as amended prior to, and otherwise in effect on, the date hereof, the “Existing Pledge Agreement”); and
WHEREAS, the Loan Parties, the Administrative Agent and each Lender party to the Credit Agreement, desire to amend the Existing Pledge Agreement and the Existing Security Agreement, as provided herein.
NOW, THEREFORE, in consideration of the foregoing, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
SECTION 1.Amendments to Security Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date (as defined below), the Existing Security Agreement (other than Exhibits B, C and D and the Annexes attached thereto) as in effect on the date hereof shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Security Agreement attached as Annex I hereto.
SECTION 2.    Amendments to Pledge Agreement. Each of the parties hereto agrees that, effective on the Amendment Effective Date, the Existing Pledge Agreement (other than the Annexes attached thereto) as in effect on the date hereof shall be amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Term Loan Pledge Agreement attached as Annex II hereto.
SECTION 3.    (a)    Reference To and Effect Upon the Loan Documents. From and after the Amendment Effective Date, (i) the term “this Agreement”, “hereunder”, “hereof” or words of like import in the Security Agreement, and all references to the Security Agreement in any other Loan Document, shall mean the Security Agreement as modified hereby, (ii) the term “this Agreement”, “hereunder”, “hereof” or words of like import in the Pledge Agreement, and all references to the Pledge Agreement in any other Loan Document, shall mean the Pledge Agreement as modified hereby and (iii) this Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.
SECTION 4.    Effectiveness.     In accordance with Section 10.1 of the Credit Agreement, Section 8.2 of the Security Agreement and Section 24 of the Pledge Agreement, this Amendment shall become effective at the time (the “Amendment Effective Date”) when each of the following conditions has been satisfied:
(a)    the Administrative Agent shall have received duly executed signature pages for this Amendment signed by the Loan Parties and the Administrative Agent.
SECTION 5.    Amendment, Modification and Waiver. This Amendment may not be amended, modified or waived except as permitted by Section 10.01 of the Credit Agreement. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor, except as expressly provided herein, constitute a waiver or amendment of any provision of any of the Loan Documents
SECTION 6.    Entire Agreement. This Amendment, the Credit Agreement and the other Loan Documents constitute the entire agreement among the parties hereto with respect to the subject matter hereof and thereof and supersede all other prior agreements and understandings, both written and verbal, among the parties hereto with respect to the subject matter hereof. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of any party under, the Security Agreement or Pledge Agreement, as applicable, nor alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Security Agreement or the Pledge Agreement, as applicable, all of which are ratified and affirmed in all respects and shall continue in full force and effect.
SECTION 7.    GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
SECTION 8.    Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
SECTION 9.    Counterparts; Effectiveness. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or other electronic means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.
SECTION 10.    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN

DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

[Signature Pages to follow]

IN WITNESS WHEREOF, this Amendment has been duly executed by the parties hereto as of the date first written above.

CIENA CORPORATION

By:	/s/ Jiong Liu
Name:	Jiong Liu
Title:	Vice President and Treasurer

CIENA COMMUNICATIONS, INC.

By:	/s/ Jiong Liu
Name:	Jiong Liu
Title:	Vice President and Treasurer

CIENA GOVERNMENT SOLUTIONS, INC.

By:	/s/ Jiong Liu
Name:	Jiong Liu
Title:	Vice President and Treasurer

BANK OF AMERICA, N.A. as Administrative Agent

By:	/s/ Priscilla Ruffin
Name:	Priscilla Ruffin
Title:	AVP

Signature Page - Omnibus Amendment to Ciena Security Agreement and Pledge Agreement

ANNEX I
AMENDMENTS TO SECURITY AGREEMENT
[Amended Security Agreement to follow]

TERM LOAN SECURITY AGREEMENT
among
CIENA CORPORATION,
EACH OTHER GRANTOR
FROM TIME TO TIME PARTY HERETO
and
BANK OF AMERICA, N.A.,
as COLLATERAL AGENT
________________________________
Dated as of July 15, 2014
________________________________

~~\~~\DC - 066299/004120 - 12698919 v~~1~~2
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TERM LOAN SECURITY AGREEMENT, dated as of July 15, 2014, made by each of the undersigned grantors (each, a “Grantor” and, together with any other entity that becomes a grantor hereunder pursuant to Section 8.12 hereof, the “Grantors”) in favor of BANK OF AMERICA, N.A., as collateral agent (in such capacity, together with any successor collateral agent, the “Collateral Agent”), for the benefit of the Secured Parties (as defined below). Certain capitalized terms as used herein are defined in Article VII hereof. Except as otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement (as defined below) shall be used herein as therein defined.
W I T N E S S E T H:
WHEREAS, Ciena Corporation, a Delaware corporation (the “Company”), each lender from time to time party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) have entered into a Credit Agreement, dated as of July 15, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed, on a several basis, to make Loans to the Company upon the terms and subject to the conditions set forth therein;
WHEREAS, pursuant to the Guaranty, each Grantor (other than the Company) has jointly and severally guaranteed to the Secured Parties the payment when due of all Guaranteed Obligations as described (and defined) therein;
WHEREAS, it is a condition precedent to the making of Loans to the Company that each Grantor shall have executed and delivered to the Collateral Agent this Agreement; and
WHEREAS, each Grantor will benefit from the incurrence of Loans by the Company;
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Grantor, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby makes the following representations and warranties to the Collateral Agent for the benefit of the Secured Parties and hereby covenants and agrees with the Collateral Agent for the benefit of the Secured Parties as follows:
ARTICLE I

SECURITY INTERESTS
1.1. Grant of Security Interests. (a) As security for the prompt and complete payment and performance when due of the Obligations, each Grantor does hereby assign and transfer unto the Collateral Agent, and does hereby pledge and grant to the Collateral Agent, for the benefit of the Secured Parties, a continuing security interest in all of the right, title and interest of such Grantor in, to and under all of the following personal property (and all rights therein) of such Grantor, or in which or to which such Grantor has any rights, in each case whether now existing or hereafter from time to time acquired or arising and regardless of where located:

1.    each and every Account (and all rights to receive payments, indebtedness and other obligations (whether constituting an Account, Chattel Paper (including Electronic Chattel Paper), Instrument, Document or General Intangible));
2.    all cash and Money;
3.    the Cash Collateral Account and all monies, securities, Instruments and other investments deposited or required to be deposited in the Cash Collateral Account;
4.    all (x) Deposit Accounts, collection accounts, disbursement accounts and lock boxes and all cash, Money, checks, other negotiable instruments, funds and other evidences of payments held therein or credited thereto, (y) Securities Accounts and Security Entitlements and Securities credited thereto, and all cash, Money, checks, marketable securities, Financial Assets and other property held therein or credited thereto, and (z) Commodity Accounts and all cash, Money, marketable securities, Financial Assets and other property held therein or credited thereto;
5.    all Chattel Paper (including, without limitation, all Tangible Chattel Paper and all Electronic Chattel Paper);
6.    all Commercial Tort Claims set forth on Annex E hereto or for which notice is required to be provided pursuant to Section 3.1 below;
7.    all Contracts, together with all Contract Rights arising thereunder;
8.    all Documents;
9.    all Equipment;
10.    all Fixtures;
11.    all Goods;
12.    all Instruments;
13.    all Intellectual Property;
14.    all Promissory Notes;
15.    all Inventory;
16.    all Investment Property;
17.    all Letter-of-Credit Rights (whether or not the respective letter of credit is evidenced by a writing);
18.    all General Intangibles;
19.    all Payment Intangibles (including corporate and other tax refunds);
20.    all Permits;
21.    all books and records (including all books, databases, customer lists, and records, whether tangible or electronic, which contain any information relating to any of the foregoing);
22.    with respect to each right to payment or performance included in each of the foregoing, any Supporting Obligation that supports such payment or performance and any Lien that secures such right to payment or performance or secures any such Supporting Obligation; and

23.    all substitutions, replacements accessions, Proceeds and products of any and all of the foregoing, including collateral security and guarantees with respect to any of the foregoing and all cash, Money, insurance proceeds, Instruments, Securities, Financial Assets, income, royalties, payments, licensing, damages and Deposit Accounts constituting Proceeds of the foregoing (all of the above, the “Collateral”).

(b)    Notwithstanding anything herein to the contrary, in no event shall the security interests and Liens granted under Section 1.1(a) hereof attach to, and the term “Collateral” (and the component terms thereof) shall not include, (i) any property, interest or other rights for so long as the grant of such security interest shall constitute or result in (A) a breach or termination pursuant to the terms of, or a default under, any General Intangible, lease, license, contract, agreement or other document, (B) a breach of any law or regulation which prohibits the creation of a security interest thereunder (other than to the extent that any such term specified in clause (A) or (B) above is rendered ineffective pursuant to Section 9-406, 9 407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other then-applicable law (including any applicable bankruptcy laws) or principles of equity) or (C) require the consent of a Governmental Authority to permit the grant of a security interest therein (and such consent has not been obtained); provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability breach or termination shall no longer be effective and to the extent severable, shall attach immediately to any portion of such property or other rights that does not result in any of the consequences specified in clause (A), (B) or (C) above; (ii) the Pledge Agreement Collateral, including any asset of a Grantor excluded from the Pledge Agreement Collateral pursuant to the proviso to Section 3.1 of the Pledge Agreement or the corresponding provision of any other Pledge Agreement, as applicable; (iii) any treasury stock of a Grantor or other Margin Stock, in each case, unless the Secured Parties have made any necessary filings with the FRB in connection therewith and the Grantors have provided the Collateral Agent an executed Form FR U-1; provided however, that each applicable Grantor shall provide to the Secured Parties notice of the existence any Margin Stock (other than treasury stock) that would constitute Collateral absent this proviso at the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement and, thereafter, such Margin Stock shall constitute Collateral to the extent the Secured Parties have made such necessary filings with the FRB in connection therewith and the Grantors have provided the Collateral Agent an executed Form FR U-1; (iv) Deposit Accounts the balance of which consists (x) exclusively of withheld income taxes, employment taxes, or amounts required to be paid over to certain employee benefit plans and (y) segregated deposit accounts constituting and the balance of which consists solely of funds set aside in connection with tax, payroll and trust accounts, and in the event constituting “Excluded Assets” (or such similar term) under the ABL Credit Documents, any other account of the type described in clause (iv) not otherwise constituting a Deposit Account; (v) any Vehicles and other assets subject to certificates of title (other than to the extent such rights can be perfected by the filing of a financing statement under the UCC); and (vi) any United States “intent-to-use” Trademark application prior to the filing of a “Statement of Use” or “Amendment to Allege Use” with respect thereto, to the extent, if any, that, and solely during the period, if any, in which the grant of a security interest therein would impair the validity or enforceability of such application under applicable federal law (other than to the extent such rights can be perfected by the filing of a financing statement under the UCC) (the assets described in preceding clauses (i) through (vi) hereof, collectively, the “Excluded Assets”);
(c)    The security interest of the Collateral Agent under this Agreement extends to all Collateral which any Grantor may acquire, or with respect to which any Grantor may obtain rights, at any time during the term of this Agreement.
(d)    The Liens hereunder are granted as security only and shall not subject the Administrative Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of any Grantor with respect to any of the Collateral or any transaction in connection therewith.
(e)    Notwithstanding anything herein to the contrary, the Grantors make no representations or warranties hereunder, and the covenants hereunder shall not apply, in respect of the Excluded Assets.
1.2. For purposes of enabling the Collateral Agent to exercise rights and remedies under this Agreement (but without limiting the other provisions of this Agreement), each Grantor hereby grants to the Collateral Agent and its agents, representatives and designees an irrevocable, nonexclusive, royalty free license, rent-free license and rent-free lease (which will be binding on any successor or assignee of such Grantor) to, after the occurrence and during the continuance of an Event of Default, have access to and use all of such Grantor’s (x) Real Property (including the buildings and other improvements thereon), Equipment and fixtures (whether or not considered Real Property) and (y) Intellectual Property (including, without limitation, all Domain Names, Patents, Trademarks, Copyrights, Trade Secrets and object code and access to all media, written or electronic, in which any licensed items may be recorded or stored and to all computer software and programs used for the compilation or printout thereof, as well as an irrevocable, nonexclusive license to grant to any third party a sub-licensable sub-license to use the foregoing rights, but excluding any source code) for which the Collateral Agent hereby agrees to take all commercially reasonable actions in connection with its use of such intellectual property to protect such Grantor’s rights and interest in such Intellectual Property (provided that in any event, the Collateral Agent shall not have any liability in connection therewith, other than liability which is the direct result of the Collateral Agent’s gross negligence or willful misconduct, as determined by a court of competent jurisdiction in a final and non-appealable decision), for the purpose of (i) arranging for and effecting the sale, distribution or other disposition of Collateral located on any such Real Property, including the manufacture, production, completion, packaging, advertising, distribution and other preparation of such Collateral (including, without limitation, work-in-process, raw materials and complete Inventory) for sale, distribution or other disposition, (ii) selling (by public auction, private sale, going out of business sale or similar sale, whether in bulk, in lots or to customers in the ordinary course of business or otherwise and which sale may include augmented Inventory of the same type sold in any Grantor’s business), (iii) storing or otherwise dealing with the Collateral, (iv) collecting all Accounts and copying, using and preserving any and all information relating to the Collateral, and (v) otherwise dealing with the Collateral as part of the exercise of any rights or remedies provided to the Collateral Agent hereunder or under the other Credit Documents, in each case without the interference by any Grantor or any other Subsidiary of the Company and without incurring any liability to any Grantor or any other Subsidiary of the Company, except any liability which is the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Grantor will, and will cause each of its Restricted Subsidiaries to, cooperate with the Collateral Agent and its agents, representatives and designees in allowing the Collateral Agent to exercise the foregoing rights. To the extent that any asset of any Grantor in which the Collateral Agent has access or use rights as provided above is to be sold or otherwise disposed of after the occurrence and during the continuance of an Event of Default, such Grantor shall, if requested by the Collateral Agent in writing, cause the buyer to agree in writing to be subject to, and comply with the terms of, this Section 1.2. The Collateral Agent shall have the right to bring an action to enforce its rights under this Section 1.2, including, without limitation, an action seeking possession of the applicable Collateral and/or specific performance of this Section 1.2.
1.3. Power of Attorney. Subject to the Intercreditor Agreement, until this Agreement is terminated in accordance with its terms, each Grantor hereby constitutes and appoints the Collateral Agent its true and lawful attorney, irrevocably, with full power after the occurrence of and during the continuance of an Event of Default (in the name of such Grantor or otherwise) to act, require, demand, receive, compound and give acquittance for any and all moneys and claims for moneys due or to become due to such Grantor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings which the Collateral Agent may deem to be necessary or advisable to protect the interests of the Secured Parties, which appointment as attorney is coupled with an interest.

ARTICLE II
GENERAL REPRESENTATIONS, WARRANTIES AND COVENANTS

Each Grantor represents, warrants and covenants, which representations, warranties and covenants shall survive execution and delivery of this Agreement, as follows:
2.1. Necessary Perfection Action. The provisions of this Agreement (when executed and delivered by all parties thereto) are effective to create in favor of the Collateral Agent, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all right, title and interest of the Grantors in all of the Collateral described herein, and when (i) proper UCC financing statements have been filed in the appropriate filing offices against each Grantor, (ii) the recordation of Intellectual Property Security Agreements with the United States Patent and Trademark Office and the United States Copyright Office, as applicable and (iii) the Collateral Agent has obtained “control” (within the meaning of the UCC) of the Controlled Deposit Accounts, the Collateral Agent, for the benefit of the Secured Parties, shall have a perfected security interest in all right, title and interest in all of the Collateral to the extent such security interest can be perfected by (i) filing a UCC financing statement under the UCC, (ii) filing with the United States Patent and Trademark Office and the United States Copyright Office, or, (iii) with respect to the Controlled Deposit Accounts, by the Collateral Agent having “control”, subject to no other Liens other than Permitted Liens.
2.2. No Liens. Such Grantor is, and as to all Collateral acquired by it from time to time after the date hereof such Grantor will be, the owner of all Collateral free from any Lien, security interest, encumbrance or other right, title or interest of any Person (other than Permitted Liens), and such Grantor shall defend the Collateral against all claims and demands of all Persons at any time claiming the same or any interest therein adverse to the Collateral Agent (other than Permitted Liens).
2.3. Other Financing Statements. As of the date hereof, there is no financing statement (or similar statement or instrument of registration under the law of any relevant jurisdiction) covering or purporting to cover any interest of any kind in the Collateral (other than financing statements, similar statements or instruments of registration filed in respect of Permitted Liens), and so long as the Termination Date has not occurred, such Grantor will not execute or authorize to be filed in any public office any financing statement (or similar statement or instrument of registration under the law of any jurisdiction) or statements relating to the Collateral, except financing statements filed or to be filed in respect of and covering the security interests granted hereby by such Grantor or in connection with Permitted Liens.
2.4. Location of Inventory and Equipment. All Inventory and Equipment having a net book value in excess of $1,000,000 held on the date hereof by each Grantor, other than any such Inventory and Equipment (i) in transit or out for repair, (ii) at customer, resellers, supplier or contract manufacturer locations, (iii) located outside of the United States or (iv) at locations used solely by such Grantor for purposes of warehousing spare parts, is located at one of the locations shown on Annex F hereto for such Grantor.
2.5. Chief Executive Office, Record Locations. The chief executive office of such Grantor is, on the date of this Agreement, located at the address indicated on Annex A hereto for such Grantor. During the period of the four calendar months preceding the date of this Agreement, the chief executive office of such Grantor has not been located at any address other than that indicated on Annex A in accordance with the immediately preceding sentence, in each case unless each such other address is also indicated on Annex A hereto for such Grantor.
2.6. Legal Names; Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility); Jurisdiction of Organization; Location; Organizational Identification Numbers; Federal Employer Identification Number; Changes Thereto; etc. As of the date hereof, the exact legal name of each Grantor, the type of organization of such Grantor, whether or not such Grantor is a Registered Organization, the jurisdiction of organization of such Grantor, such Grantor’s Location, the organizational identification number (if any) of such Grantor, the Federal Employer Identification Number (if any) and whether or not such Grantor is a Transmitting Utility, is listed on Annex B hereto for such Grantor. Such Grantor shall not change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, its organizational identification number (if any) or its Federal Employer Identification Number (if any) from that used on Annex B hereto, except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Loan Documents and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) such Grantor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Collateral Agent not less than 10 days’ prior written notice of each change to the information listed on Annex B (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex B which shall correct all information contained therein for such Grantor, and (ii) in connection with the respective change or changes, it shall have taken all action reasonably necessary or requested by the Collateral Agent to maintain the security interests of the Collateral Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that such Grantor does not have an organizational identification number on the date hereof and later obtains one, such Grantor shall promptly thereafter notify the Collateral Agent of such organizational identification number and shall take all actions reasonably requested by the Collateral Agent to the extent necessary to maintain the security interest of the Collateral Agent in the Collateral intended to be granted hereby fully perfected and in full force and effect.
2.7. Trade Names; etc. As of the date hereof, such Grantor does not have or operate in any jurisdiction under, or in the five years preceding the date hereof has not had or has not operated in any jurisdiction under, any trade names, fictitious names or other names except its legal name as specified in Annex B and such other trade or fictitious names as are listed on Annex C hereto for such Grantor.
2.8. Certain Significant Transactions. During the one year period preceding the date of this Agreement, no Person shall have merged or consolidated with or into any Grantor, and no Person shall have liquidated into, or transferred all or substantially all of its assets to, any Grantor, in each case except as described in Annex D hereto. With respect to any transactions so described in Annex D hereto, the respective Grantor shall have furnished such information with respect to the Person (and the assets of the Person and locations thereof) which merged with or into or consolidated with such Grantor, or was liquidated into or transferred all or substantially all of its assets to such Grantor, and shall have furnished, or caused to be furnished, to the Collateral Agent such UCC lien searches as may have been requested by the Collateral Agent with respect to such Person and its assets, to establish that no security interest (excluding Permitted Liens) continues perfected on the date hereof with respect to any Person described above (or the assets transferred to the respective Grantor by such Person), including without limitation pursuant to Section 9-316(a)(3) of the UCC.

2.9. Recourse. This Agreement is made with full recourse to each Grantor and pursuant to and upon all the warranties, representations, covenants and agreements on the part of such Grantor contained herein and in the other Loan Documents and otherwise in writing in connection herewith or therewith.

ARTICLE III

SPECIAL PROVISIONS CONCERNING ACCOUNTS; CONTRACT RIGHTS; INSTRUMENTS; CHATTEL PAPER AND CERTAIN OTHER COLLATERAL
3.1. [Reserved.]
3.2. [Reserved.]
3.3. Direction to Account Debtors; Contracting Parties; etc. Subject to the Intercreditor Agreement, upon the occurrence and during the continuance of an Event of Default (but without limiting the provisions of the Credit Agreement), if the Collateral Agent so directs any Grantor, such Grantor agrees (x) to cause all payments on account of the Accounts and Contracts to be made directly to the Cash Collateral Account, (y) that the Collateral Agent may, at its option, directly notify the obligors with respect to any Accounts and/or under any Contracts to make payments with respect thereto as provided in the preceding clause (x), and (z) that the Collateral Agent may enforce collection of any such Accounts and Contracts and may adjust, settle or compromise the amount of payment thereof, in the same manner and to the same extent as such Grantor. Subject to the Intercreditor Agreement, without notice to or assent by any Grantor, the Collateral Agent may, upon the occurrence and during the continuance of an Event of Default, apply any or all amounts then in, or thereafter deposited in, the Cash Collateral Account toward the payment of the Obligations in the manner provided in Section 5.4 of this Agreement. The reasonable out-of-pocket costs and expenses of collection (including reasonable out-of-pocket attorneys’ fees), whether incurred by a Grantor or the Collateral Agent, shall be borne by the relevant Grantor. The Collateral Agent shall deliver a copy of each notice given to any such obligors referred to in the preceding clause (y) to the relevant Grantor, provided that (x) the failure by the Collateral Agent to so notify such Grantor shall not affect the effectiveness of such notice or the other rights of the Collateral Agent created by this Section 3.3 and (y) no such notice shall be required if an Event of Default of the type described in Section 8.01(f) of the Credit Agreement has occurred and is continuing.
3.4. Modification of Terms; etc. Except (w) in accordance with such Grantor’s ordinary course of business, (x) as otherwise in such Grantor’s reasonable business judgment, (y) as permitted by the Credit Agreement or (z) as permitted by Section 3.5 hereof, no Grantor shall rescind or cancel any indebtedness evidenced by any Account or under any related Contract, or modify any term thereof or make any adjustment with respect thereto, or extend or renew the same, or compromise or settle any dispute, claim, suit or legal proceeding relating thereto, or sell any Account or any related Contract, or interest therein, without the prior written consent of (x) prior to the Discharge of the ABL Obligations, the ABL Collateral Agent and (y) thereafter, the Collateral Agent. Except to the extent otherwise permitted by this Agreement or the Credit Agreement, no Grantor will do anything to impair the rights of the Collateral Agent in the Accounts or Contracts.
3.5. Collection. Except as such Grantor otherwise determines in its reasonable business judgment, each Grantor shall endeavor in accordance with reasonable business practices to cause to be collected from the account debtor named in each of its Accounts or obligor under any related Contract, as and when due (including, without limitation, amounts which are delinquent, such amounts to be collected in accordance with generally accepted lawful collection procedures) any and all amounts owing under or on account of such Account or related Contract, and apply promptly upon receipt thereof all such amounts as are so collected to the outstanding balance of such Account or under such related Contract. Except as otherwise directed by the Collateral Agent after the occurrence and during the continuation of an Event of Default, any Grantor may allow in the ordinary course of business as adjustments to amounts owing under its Accounts and related Contracts (i) an extension or renewal of the time or times of payment, or settlement for less than the total unpaid balance, which such Grantor finds appropriate in accordance with its reasonable business judgment, (ii) a refund or credit due as a result of returned or damaged merchandise or improperly performed services or for other reasons which such Grantor finds appropriate in accordance with its reasonable business judgment and (iii) such other adjustments which such Grantor finds appropriate in accordance with its reasonable business judgment.
3.6. Instruments. If any Grantor owns or acquires any Instrument of $10,000,000 or more constituting Collateral (other than (x) checks and other payment instruments received and collected in the ordinary course of business and (y) any Instrument subject to pledge pursuant to the Pledge Agreement), such Grantor will, at the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Collateral Agent in its sole discretion, notify the Collateral Agent thereof, and upon request by the Collateral Agent will promptly deliver such Instrument to the Collateral Agent appropriately endorsed to the order of the Collateral Agent.
3.7. Grantors Remain Liable Under Accounts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Accounts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with the terms of any agreement giving rise to such Accounts. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Account (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating to such Account pursuant hereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Account (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by them or as to the sufficiency of any performance by any party under any Account (or any agreement giving rise thereto), to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.
3.8. Grantors Remain Liable Under Contracts. Anything herein to the contrary notwithstanding, the Grantors shall remain liable under each of the Contracts to observe and perform all of the conditions and obligations to be observed and performed by them thereunder, all in accordance with and pursuant to the terms and provisions of each Contract. Neither the Collateral Agent nor any other Secured Party shall have any obligation or liability under any Contract by reason of or arising out of this Agreement or the receipt by the Collateral Agent or any other Secured Party of any payment relating to such Contract pursuant hereto, nor shall the Collateral Agent or any other Secured Party be obligated in any manner to perform any of the obligations of any Grantor under or pursuant to any Contract, to make any payment, to make any inquiry as to the nature or the sufficiency of any performance by any party under any Contract, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to them or to which they may be entitled at any time or times.
3.9. Letter-of-Credit Rights. At any time any Grantor becomes a beneficiary under a letter of credit with a stated amount of $10,000,000 or more in the aggregate, such Grantor shall (x) prior to the Discharge of the ABL Obligations, upon the request of the Collateral Agent and (y) following the Discharge of the ABL Obligations, at the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Collateral Agent in its sole discretion, notify the Collateral Agent thereof and, upon the request of the Collateral Agent following the Discharge of the ABL Obligations, such Grantor shall, pursuant to an agreement in form and substance reasonably satisfactory to the Collateral Agent, use its commercially reasonable efforts to (i) arrange for the issuer and any confirmer of such letter of credit to consent to an assignment to the Collateral Agent of the proceeds of any drawing under such letter of credit or (ii) arrange for the Collateral Agent to become the transferee beneficiary of such letter of credit, with the Collateral Agent agreeing, in each case, that the proceeds of any drawing under the letter of credit are retained by the Collateral Agent and to be applied as provided in this Agreement only after the occurrence and during the continuance of an Event of Default.
3.10. Commercial Tort Claims. Each Commercial Tort Claim in an amount of $3,000,000 or more of each Grantor in existence on the date of this Agreement is described in Annex E hereto. If any Grantor shall at any time after the date of this Agreement acquire a Commercial Tort Claim in an amount (taking the greater of the aggregate claimed damages thereunder or the reasonably estimated value thereof) of $10,000,000 or more, such Grantor shall, at the time of delivery of the financial statements required to be delivered pursuant to Sections 6.01(a) and (b) of the Credit Agreement, as such date may be extended from time to time by the Collateral Agent in its sole discretion, notify the Collateral Agent thereof in a writing signed by such Grantor and describing the details thereof and shall grant to the Collateral Agent in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement with such writing to be in form and substance reasonably satisfactory to the Collateral Agent.
3.11. Chattel Paper. Subject to the Intercreditor Agreement, upon the request of the Collateral Agent made at any time or from time to time, each Grantor shall promptly furnish to the Collateral Agent a list of all Electronic Chattel Paper constituting Collateral held or owned by such Grantor. Furthermore, if requested by the Collateral Agent following the Discharge of the ABL Obligations, each Grantor shall promptly take all actions which are commercially reasonably so that the Collateral Agent has “control” of all Electronic Chattel Paper, to the extent that the aggregate value or face amount of such Electronic Chattel Paper equals or exceeds $10,000,000 in the aggregate, in accordance with the requirements of Section 9-105 of the UCC. Each Grantor will promptly (and in any event within 10 days) after any request by the Collateral Agent following the Discharge of the ABL Obligations deliver all of its Tangible Chattel Paper to the Collateral Agent, to the extent that the aggregate value or face amount of such Tangible Chattel Paper equals or exceeds $10,000,000 in the aggregate.
3.12. Controlled Deposit Accounts. (a) Within 60 days after the date hereof (or such longer period as may be agreed by the Collateral Agent in its sole discretion), each applicable Grantor agrees to use commercially reasonable efforts to enter into control agreements with the relevant account bank with respect to each Deposit Account that is subject to a control agreement on the date hereof pursuant to the ABL Credit Agreement which control agreements shall (i) name each of the Collateral Agent and Deutsche Bank AG New York Branch as secured parties and (ii) replace the existing control agreement with respect to such Deposit Account.

(b)    Following the Discharge of ABL Obligations, each Grantor agrees within 60 days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) to cause account control agreements to be entered into with the relevant account banks so that the Collateral Agent has “control” of any Deposit Account (other than any Excluded Account) with an average daily balance greater than $1,000,000, to the extent any such Deposit Account is not then subject to a control agreement entered into in accordance with clause (a) of this Section 3.12.

(c)    If, prior to the Discharge of the ABL Obligations, any Grantor shall subsequently acquire any Deposit Account that is required to be subject to a control agreement pursuant to the terms of the ABL Credit Agreement, such Grantor shall use commercially reasonable efforts to ensure that such control agreement names each of the Collateral Agent and Deutsche Bank AG New York Branch as secured parties. If, following the Discharge of ABL Obligations, any Grantor shall subsequently acquire any Deposit Account (other than any Excluded Account), with an average daily balance greater than $1,000,000, such Grantor shall comply with the provisions of clause (b) of this Section 3.12 within 60 days (or such longer period as may be agreed by the Collateral Agent in its sole discretion) of acquiring such Deposit Account.

3.13. Recordable Intellectual Property. (a) Annex G hereto sets forth as of the date hereof a complete and accurate list of all Recordable Intellectual Property that each Grantor owns. Each Grantor represents and warrants that as of the date hereof it is the sole owner of all right, title and interest in all Recordable Intellectual Property listed in Annex G hereto, except where the failure to have such sole ownership could not reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect. Each Grantor represents and warrants that:

1.	(i) no Recordable Intellectual Property listed in Annex G hereto has been canceled nor is any cancelation or opposition action pending, to the knowledge of any Responsible Officer of such Grantor;

2.	(ii) all such Recordable Intellectual Property is valid and subsisting;

3.	(iii) such Grantor is not aware of any pending third-party claim that any of said registrations of Recordable Intellectual Property are invalid or unenforceable; and

4.
(iv) such Grantor has not been advised in writing by counsel or by the relevant Intellectual Property Office, nor is such Grantor otherwise aware of any reason, that any of said applications of Recordable Intellectual Property will not mature into registrations,

5.	other than, in the case of each of the foregoing clauses (i) – (iv), as would not reasonably be expected to have, either individually or in the aggregate, a Material Adverse Effect.

6.
Each Grantor hereby grants to the Collateral Agent an absolute power of attorney to sign, solely upon the occurrence and during the continuance of an Event of Default, any document which may be required by the United States Patent and Trademark Office, any domain name registrar, the United States Copyright Office or any other governmental authority in order to effect an assignment of all right, title and interest in any Intellectual Property constituting Collateral, and record the same.

(b)    Each Grantor agrees, within 60 days of the end of each fiscal year, to notify the Collateral Agent in writing of the name and address of, and to furnish such pertinent information that may be available to such Grantor with respect to: (i) any party who such Grantor reasonably believes is infringing, misappropriating, diluting or otherwise violating any of such Grantor’s rights in and to any Intellectual Property in any manner that would reasonably be expected to have a Material Adverse Effect, or (ii) any party, to the knowledge of any Responsible Officer of such Grantor, claiming that any Grantor or the conduct of any Grantor’s business infringes, misappropriates, dilutes or otherwise violates any Intellectual Property right of any third party in any manner that would reasonably be expected to have a Material Adverse Effect. Each Grantor further agrees to take all necessary action, in accordance with its reasonable business judgment, with respect to any Person infringing, misappropriating, diluting or otherwise violating any Intellectual Property owned by it if failure to do so would reasonably be expected to have a Material Adverse Effect.

(c)    Each Grantor agrees to use its Trademarks that are material to the business of the Company and its Restricted Subsidiaries, taken as a whole, in interstate commerce during the time in which this Agreement is in effect to the extent required by the laws of the United States or other jurisdictions, as applicable, to maintain its rights in such Trademarks and to take all such other actions as are reasonably necessary to preserve such Trademarks as trademarks or service marks under the laws of the United States or other jurisdictions, as applicable (other than any such Trademarks that are deemed by a Grantor in its reasonable business judgment to no longer be material to the conduct of such Grantor’s business).

(d)    Each Grantor shall, at its own expense, diligently maintain all registrations and applications for registration included in the Recordable Intellectual Property that are material to the business of the Company and its Restricted Subsidiaries, taken as a whole, in accordance with its reasonable business judgment, including but not limited to filing affidavits of use and applications for renewals of registration for all such Recordable Intellectual Property constituting registered Trademarks and timely payment of all post-issuance fees required to maintain in force its rights under each such Recordable Intellectual Property constituting issued Patent or registered Copyright, and shall pay all fees and disbursements in connection therewith and shall not abandon any such registration, filing of affidavit of use or application of renewal prior to the exhaustion of all administrative and judicial remedies without prior written consent of the Collateral Agent, not to be unreasonably withheld (other than with respect to registrations and applications deemed by such Grantor in its reasonable business judgment to be no longer prudent to pursue).

(e)    At its own expense, each Grantor, in accordance with its reasonable business judgment, shall diligently prosecute all material applications for (i) United States Patents listed in Annex G hereto and (ii) Copyrights listed in Annex G hereto, in each case for such Grantor and shall not abandon any such application prior to exhaustion of all administrative and judicial remedies (other than applications that are no longer material or are deemed by such Grantor in its reasonable business judgment to no longer be necessary in the conduct of Grantor’s business), absent written consent of the Collateral Agent not to be unreasonably withheld.

(f)    In the event that any Grantor, either itself or through any agent, employee, licensee or designee, files an application for or acquires any Recordable Intellectual Property following the date hereof, then the provisions of this Agreement shall automatically apply thereto and any such Intellectual Property shall automatically constitute part of the Collateral and shall be subject to the Collateral Agent's security interest, without further action by any party, and such Grantor shall within 60 days of the end of each fiscal year execute and deliver any and all agreements, instruments, documents and papers, including any applicable Intellectual Property Security Agreement, as necessary to evidence and perfect the Collateral Agent's security interest in such Recordable Intellectual Property provided that such agreements, instruments, documents and papers (the “Writings”) are consistent with the terms of and conditions of this Agreement, and each Grantor hereby appoints the Collateral Agent as its attorney-in-fact to execute and file such Writings, solely upon the occurrence and during the continuance of an Event of Default and solely for the foregoing purposes, all acts of such attorney being hereby ratified and confirmed; such power, being coupled with an interest, is irrevocable until this Agreement is terminated.

ARTICLE IV

PROVISIONS CONCERNING ALL COLLATERAL
4.1. Protection of Collateral Agent’s Security. Except as otherwise permitted by the Loan Documents, no Grantor will do anything to impair the rights of the Collateral Agent in the Collateral. Each Grantor will at all times maintain insurance, at such Grantor’s own expense to the extent and in the manner provided in the Credit Agreement. Except to the extent otherwise permitted to be retained by such Grantor or applied by such Grantor pursuant to the terms of the Credit Agreement and the Intercreditor Agreement, the Collateral Agent shall, at the time any proceeds of such insurance are distributed to the Secured Parties, apply such proceeds in accordance with Section 5.4 hereof. Each Grantor assumes all liability and responsibility in connection with the Collateral acquired by it and the liability of such Grantor to pay the Obligations shall in no way be affected or diminished by reason of the fact that such Collateral may be lost, destroyed, stolen, damaged or for any reason whatsoever unavailable to such Grantor.
4.2. Additional Information. Each Grantor will, at its own expense, from time to time upon the reasonable request of the Collateral Agent, promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such information with respect to the Collateral (including the identity of the Collateral or such components thereof as may have been requested by the Collateral Agent, the value and location of such Collateral, etc.) as may be requested by the Collateral Agent. Without limiting the forgoing, each Grantor agrees that it shall promptly (and in any event within 10 days after its receipt of the respective request) furnish to the Collateral Agent such updated Annexes hereto as may from time to time be reasonably requested by the Collateral Agent.
4.3. Financing Statements. Each Grantor agrees to execute and deliver (or cause to be executed and delivered) to the Collateral Agent such financing statements, in form reasonably acceptable to the Collateral Agent, as the Collateral Agent may from time to time reasonably request or as are reasonably necessary or desirable in the opinion of, and at the request of, the Collateral Agent to establish and maintain a valid, enforceable, perfected security interest in the Collateral as provided herein and the other rights and security contemplated hereby. Each Grantor will pay any applicable filing fees, recordation taxes and related expenses relating to its Collateral. Each Grantor hereby authorizes the Collateral Agent to file any such financing statements without the signature of such Grantor where permitted by law (and such authorization includes describing the Collateral as “all assets” of such Grantor or words of similar effect). Notwithstanding the foregoing, if reasonably requested by any Grantor, the Collateral Agent shall, at Grantor’s expense, make such filings as may be reasonably requested to evidence that the security interests hereunder do not attach to any property that constitutes Excluded Assets.
4.4. Further Actions. The Company shall, and shall cause each other Grantor to, at their own expense, take such other actions as are required by Section 6.12 of the Credit Agreement.

ARTICLE V

REMEDIES UPON OCCURRENCE OF AN EVENT OF DEFAULT
5.1. Remedies; Obtaining the Collateral Upon Default. Each Grantor agrees that, subject to the Intercreditor Agreement, if any Event of Default shall have occurred and be continuing, then and in every such case, the Collateral Agent, in addition to any rights now or hereafter existing under applicable law and under the other provisions of this Agreement, shall have all rights as a secured creditor under any UCC, and such additional rights and remedies to which a secured creditor is entitled under the laws in effect in all relevant jurisdictions and may:
(i)    personally, or by agents or attorneys, immediately take possession of the Collateral or any part thereof, from such Grantor or any other Person who then has possession of any part thereof with or without notice or process of law, and for that purpose may enter upon such Grantor’s premises where any of the Collateral is located and remove the same and use in connection with such removal any and all services, supplies, aids and other facilities of such Grantor;
(ii)    instruct the obligor or obligors on any agreement, instrument or other obligation (including, without limitation, the Accounts and the Contracts) constituting the Collateral to make any payment required by the terms of such agreement, instrument or other obligation directly to the Collateral Agent and may exercise any and all remedies of such Grantor in respect of such Collateral;
(iii)    instruct all banks which have entered into a control agreement with the Collateral Agent to transfer all monies, securities and instruments held by such depositary bank to the Cash Collateral Account;
(iv)    sell, assign or otherwise liquidate any or all of the Collateral or any part thereof in accordance with Section 5.2 hereof, or direct such Grantor to sell, assign or otherwise liquidate any or all of the Collateral or any part thereof, and, in each case, take possession of the proceeds of any such sale or liquidation;
(v)    take possession of the Collateral or any part thereof, by directing such Grantor in writing to deliver the same to the Collateral Agent at any reasonable place or places designated by the Collateral Agent, in which event such Grantor shall at its own expense:
(x)    forthwith cause the same to be moved to the place or places so designated by the Collateral Agent and there delivered to the Collateral Agent;
(y)    store and keep any Collateral so delivered to the Collateral Agent at such place or places pending further action by the Collateral Agent as provided in Section 5.2 hereof; and

(z)    while the Collateral shall be so stored and kept, provide such security and maintenance services as shall be reasonably necessary to protect the same and to preserve and maintain it in good condition;
(vi)    exercise the rights granted under Section 1.3 hereof;
(vii)    apply any monies constituting Collateral or proceeds thereof in accordance with the provisions of Section 5.4;
(viii)    license or sublicense, on a royalty free, rent basis, whether on an exclusive or nonexclusive basis, any Intellectual Property included in the Collateral (in the case of Trademarks, subject to reasonable quality control and subject to those exclusive licenses granted by Grantors in effect on the date hereof and those granted by any Grantor hereafter to the extent permitted by the Credit Agreement) for such term and on such conditions and in such manner as the Collateral Agent shall in its sole judgment determine, it being understood that any such license, may be exercised, at the option of the Collateral Agent, only upon the occurrence and during the continuation of an Event of Default; provided, that any such license shall be binding upon the Grantors notwithstanding any subsequent cure of an Event of Default;
(ix)    take any other action as specified in clauses (1) through (5), inclusive, of Section 9-607(a) of the UCC;
it being understood that each Grantor’s obligation so to deliver the Collateral is of the essence of this Agreement and that, accordingly, upon application to a court of equity having jurisdiction, the Collateral Agent shall be entitled to a decree requiring specific performance by such Grantor of said obligation. By accepting the benefits of this Agreement and each other Collateral Document, the Secured Parties expressly acknowledge and agree that this Agreement and each other Collateral Document may be enforced only by the action of the Collateral Agent acting upon the instructions of the Required Lenders and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Collateral Agent for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents.
5.2. Remedies; Disposition of the Collateral. If any Event of Default shall have occurred and be continuing, then, subject to the Intercreditor Agreement, any Collateral repossessed by the Collateral Agent under or pursuant to Section 5.1 hereof and any other Collateral whether or not so repossessed by the Collateral Agent, may be sold, assigned, leased or otherwise disposed of under one or more contracts or as an entirety, and without the necessity of gathering at the place of sale the property to be sold, and in general in such manner, at such time or times, at such place or places and on such terms as the Collateral Agent may, in compliance with any mandatory requirements of applicable law, determine to be commercially reasonable. Any of such Collateral may be sold, leased or otherwise disposed of, in the condition in which the same existed when taken by the Collateral Agent or after any overhaul or repair at the expense of the relevant Grantor which the Collateral Agent shall determine to be commercially reasonable. Any such sale, lease or other disposition may be effected by means of a public disposition or private disposition, effected in accordance with the applicable requirements (in each case if and to the extent applicable) of Sections 9-610 through 9-613 of the UCC and/or such other mandatory requirements of applicable law as may apply to the respective disposition. The Collateral Agent may, without notice or publication, adjourn any public or private disposition or cause the same to be adjourned from time to time by announcement at the time and place fixed for the disposition, and such disposition may be made at any time or place to which the disposition may be so adjourned. To the extent permitted by any such requirement of law, the Collateral Agent may bid for and become the purchaser (and may pay all or any portion of the purchase price by crediting Obligations against the purchase price) of the Collateral or any item thereof, offered for disposition in accordance with this Section 5.2 without accountability to the relevant Grantor. If, under applicable law, the Collateral Agent shall be permitted to make disposition of the Collateral within a period of time which does not permit the giving of notice to the relevant Grantor as hereinabove specified, the Collateral Agent need give such Grantor only such notice of disposition as shall be required by such applicable law. Each Grantor agrees to do or cause to be done all such other acts and things as may be reasonably necessary to make such disposition or dispositions of all or any portion of the Collateral valid and binding and in compliance with any and all applicable laws, regulations, orders, writs, injunctions, decrees or awards of any and all courts, arbitrators or governmental instrumentalities, domestic or foreign, having jurisdiction over any such sale or sales, all at such Grantor’s expense.
5.3. Waiver of Claims. Except as otherwise provided in this Agreement, EACH GRANTOR HEREBY WAIVES, TO THE EXTENT PERMITTED BY APPLICABLE LAW, NOTICE AND JUDICIAL HEARING IN CONNECTION WITH THE COLLATERAL AGENT’S TAKING POSSESSION OR THE COLLATERAL AGENT’S DISPOSITION OF ANY OF THE COLLATERAL, IN EACH CASE AFTER THE OCCURRENCE AND DURING THE CONTINUANCE OF AN EVENT OF DEFAULT, INCLUDING, WITHOUT LIMITATION, ANY AND ALL PRIOR NOTICE AND HEARING FOR ANY PREJUDGMENT REMEDY OR REMEDIES, and each Grantor hereby further waives, to the extent permitted by law:
(i)    all damages occasioned by such taking of possession or any such disposition except any damages which are the direct result of the Collateral Agent’s gross negligence or willful misconduct (as determined by a court of competent jurisdiction in a final and non-appealable decision);
(ii)    all other requirements as to the time, place and terms of sale or other requirements with respect to the enforcement of the Collateral Agent’s rights hereunder; and
(iii)    all rights of redemption, appraisement, valuation, stay, extension or moratorium now or hereafter in force under any applicable law in order to prevent or delay the enforcement of this Agreement or the absolute sale of the Collateral or any portion thereof, and each Grantor, for itself and all who may claim under it, insofar as it or they now or hereafter lawfully may, hereby waives the benefit of all such laws.

Any sale of, or the grant of options to purchase, or any other realization upon, any Collateral shall operate to divest all right, title, interest, claim and demand, either at law or in equity, of the relevant Grantor therein and thereto, and shall be a perpetual bar both at law and in equity against such Grantor and against any and all Persons claiming or attempting to claim the Collateral so sold, optioned or realized upon, or any part thereof, from, through and under such Grantor.
5.4. Application of Proceeds. (a) Subject to the Intercreditor Agreement, all moneys collected by the Collateral Agent (or, to the extent the Pledge Agreement or any other Collateral Document requires proceeds of collateral under such other Collateral Document to be applied in accordance with the provisions of this Agreement, the Pledgee, under, and as defined in, the Pledge Agreement or collateral agent under such other Collateral Document) upon any sale or other disposition of the Collateral (or the collateral under the relevant Collateral Document), in connection with the Collateral Agent’s exercise of remedies following the occurrence and during the continuance of an Event of Default, together with all other moneys received by the Collateral Agent hereunder or under any other Collateral Document, shall be applied as follows:
(i)    first, to the payment of all amounts owing the Collateral Agent and the Administrative Agent in their respective capacities as such in accordance with the terms of the Loan Documents;
(ii)    second, to the payment in full of the Obligations owing to the Secured Parties on a pro rata basis in accordance with the respective amounts of the Obligations; and
(ii)    third, to the Grantors and/or other Persons entitled thereto.
    (b)    For purposes of applying payments received in accordance with this Section 5.4, the Collateral Agent shall be entitled to rely upon the Administrative Agent for a determination (which the Administrative Agent agrees (or shall agree) to provide upon request of the Collateral Agent) of the outstanding Obligations owed to the Secured Parties.
    (c)    It is understood that the Grantors shall remain jointly and severally liable to the extent of any deficiency between the amount of the proceeds of the Collateral and the aggregate amount of the Obligations.
    (d)    It is understood and agreed by each Grantor and each Secured Party that the Collateral Agent shall have no liability for any determinations made by it in this Section 5.4, in each case except to the extent resulting from the gross negligence or willful misconduct of the Collateral Agent (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Grantor and each Secured Party also agrees that the Collateral Agent may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, and the Collateral Agent shall be entitled to wait for, and may conclusively rely on, any such determination.
5.5. Remedies Cumulative. Each and every right, power and remedy hereby specifically given to the Collateral Agent shall be in addition to every other right, power and remedy specifically given to the Collateral Agent under this Agreement, the other Loan Documents or now or hereafter existing at law, in equity or by statute and each and every right, power and remedy whether specifically herein given or otherwise existing may be exercised from time to time or simultaneously and as often and in such order as may be deemed expedient by the Collateral Agent. All such rights, powers and remedies shall be cumulative and the exercise or the beginning of the exercise of one shall not be deemed a waiver of the right to exercise any other or others. No delay or omission of the Collateral Agent in the exercise of any such right, power or remedy and no renewal or extension of any of the Obligations shall impair any such right, power or remedy or shall be construed to be a waiver of any Default or Event of Default or an acquiescence thereof. No notice to or demand on any Grantor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Collateral Agent to any other or further action in any circumstances without notice or demand. In the event that the Collateral Agent shall bring any suit to enforce any of its rights hereunder and shall be entitled to judgment, then in such suit the Collateral Agent may recover reasonable expenses, including reasonable attorneys’ fees, and the amounts thereof shall be included in such judgment.
5.6. Discontinuance of Proceedings. In case the Collateral Agent shall have instituted any proceeding to enforce any right, power or remedy under this Agreement by foreclosure, sale, entry or otherwise, and such proceeding shall have been discontinued or abandoned for any reason or shall have been determined adversely to the Collateral Agent, then and in every such case the relevant Grantor, the Collateral Agent and each holder of any of the Obligations shall be restored to their former positions and rights hereunder with respect to the Collateral subject to the security interest created under this Agreement, and all rights, remedies and powers of the Collateral Agent shall continue as if no such proceeding had been instituted.
ARTICLE VI
INDEMNITY
6.1. Indemnity. (a) The parties hereto agree that the terms of Section 10.04 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. If and to the extent that the obligations of any Grantor under this Section 6.1 are unenforceable for any reason, such Grantor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law.

6.2. Indemnity Obligations Secured by Collateral; Survival. Any amounts paid by any Indemnitee as to which such Indemnitee has the right to reimbursement hereunder or under the other Loan Documents shall constitute Obligations secured by the Collateral. The indemnity obligations of each Grantor contained in this Article VI shall continue in full force and effect notwithstanding the full payment of all of the other Obligations and notwithstanding the full payment of all the Notes issued, and Loans made, under the Credit Agreement and the payment of all other Obligations and notwithstanding the discharge thereof and the occurrence of the Termination Date.

ARTICLE VII

DEFINITIONS

The following terms shall have the meanings herein specified. Such definitions shall be equally applicable to the singular and plural forms of the terms defined.
“ABL Collateral Agent” shall have the meaning provided in the Intercreditor Agreement.
“Account” shall mean any “account” as such term is defined in the UCC, and in any event shall include but shall not be limited to, all rights to payment of any monetary obligation, whether or not earned by performance, (i) for property that has been or is to be sold, leased, licensed, assigned or otherwise disposed of, (ii) for services rendered or to be rendered, (iii) for a policy of insurance issued or to be issued, (iv) for a secondary obligation incurred or to be incurred, (v) for energy provided or to be provided, (vi) for the use or hire of a vessel under a charter or other contract, (vii) arising out of the use of a credit or charge card or information contained on or for use with the card, or (viii) as winnings in a lottery or other game of chance operated or sponsored by a State, governmental unit of a State, or person licensed or authorized to operate the game by a State or governmental unit of a State. Without limiting the foregoing, the term “account” shall include all Health-Care-Insurance Receivables.
“Administrative Agent” shall have the meaning provided in the recitals of this Agreement.
“Agreement” shall mean this Security Agreement, as the same may be amended, modified, restated and/or supplemented from time to time in accordance with its terms.
“Cash Collateral Account” shall mean a non-interest bearing cash collateral account maintained with, and in the sole dominion and control of, the Collateral Agent for the benefit of the Secured Parties.
“Chattel Paper” shall mean “chattel paper” as such term is defined in the UCC. Without limiting the foregoing, the term “Chattel Paper” shall in any event include all Tangible Chattel Paper and all Electronic Chattel Paper.
“Collateral” shall have the meaning provided in Section 1.1(a) of this Agreement.
“Collateral Agent” shall have the meaning provided in the first paragraph of this Agreement.
“Collateral Documents” shall have the meaning provided in the Credit Agreement.
“Commercial Tort Claims” shall mean “commercial tort claims” as such term is defined in the UCC.

“Commodity Account” shall mean all “commodity accounts” as such term is defined in the UCC.
“Company” shall have the meaning provided in the recitals of this Agreement.
“Contract Rights” shall mean all rights of any Grantor under each Contract, including, without limitation, (i) any and all rights to receive and demand payments under any or all Contracts, (ii) any and all rights to receive and compel performance under any or all Contracts and (iii) any and all other rights, interests and claims now existing or in the future arising in connection with any or all Contracts.
“Contracts” shall mean all contracts between any Grantor and one or more additional parties (including, without limitation, any Swap Contracts, licensing agreements and any partnership agreements, joint venture agreements and limited liability company agreements).
“Controlled Deposit Accounts” shall mean Deposit Accounts that are subject to the “control” of the Collateral Agent.
“Copyrights” shall mean all: (a) copyrights (whether statutory or common law, whether registered or unregistered and whether published or unpublished) all mask works (as such term is defined in 17 U.S.C. Section 901, et seq.), and all copyright registrations and applications therefor, including, without limitation, the copyright registrations and applications in the United States Copyright Office listed in Annex G; (b) rights and privileges arising under applicable law with respect to such copyrights; and (c) renewals and extensions thereof and amendments thereto.
“Copyright Security Agreement” shall mean a copyright security agreement, in the form attached hereto as Exhibit B, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.
“Credit Agreement” shall have the meaning provided in the recitals of this Agreement.
“Deposit Accounts” shall mean all “deposit accounts” as such term is defined in the UCC and all other demand, deposit, time, savings, cash management, passbook and similar accounts.
“Discharge of ABL Obligations” shall have the meaning provided in the Intercreditor Agreement.
“Documents” shall mean “documents” as such term is defined in the UCC.
“Domain Names” shall mean all Internet domain names and associated URL addresses in or to which any Grantor now or hereafter has any right, title or interest.
“Electronic Chattel Paper” shall mean “electronic chattel paper” as such term is defined in the UCC.

“Equipment” shall mean any “equipment” as such term is defined in the UCC, and in any event, shall include, but shall not be limited to, all machinery, equipment, furnishings, fixtures and vehicles now or hereafter owned by any Grantor and any and all additions, substitutions and replacements of any of the foregoing and all accessions thereto, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto.
“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement.
“Excluded Account” shall mean (i) any withholding tax, fiduciary account, employee benefit, trust, payroll or escrow account, (ii) any zero balance Deposit Account provided the amount on deposit therein does not exceed the amount necessary to cover outstanding checks, amounts necessary to maintain minimum deposit requirements and amounts necessary to pay the depositary institution’s fees and expenses, (iii) any Deposit Account maintained outside of the United States and (iv) any Deposit Account or Securities Account maintained in connection with pledges of cash or Cash Equivalents permitted under Section 7.01(e), (f), (p), (s), (u) or (x) of the Credit Agreement.
“Excluded Assets” shall have the meaning provided in Section 1.1(b) of this Agreement.
“Financial Assets” shall mean all present and future “financial assets” as such term is defined in the UCC.
“Fixture” shall mean “fixture” as such term is defined in the UCC.
“General Intangibles” shall mean “general intangibles” as such term is defined in the UCC.
“Goods” shall mean “goods” as such term is defined in the UCC.
“Grantor” shall have the meaning provided in the first paragraph of this Agreement.
“Health-Care-Insurance Receivable” shall mean any “health-care-insurance receivable” as such term is defined in the UCC.
“Instrument” shall mean “instruments” as such term is defined in the UCC.
“Intellectual Property” shall mean (a) all intellectual and similar property of any Grantor of every kind and nature now owned or hereafter acquired by any Grantor, including inventions, designs, Patents, Copyrights, Licenses, Trademarks, Software, Trade Secrets, confidential or proprietary technical and business information, know-how, show-how or other data or information, software and databases and all embodiments or fixations thereof and related documentation, registrations and franchises, and all additions, improvements and accessions to, and books and records describing or used in connection with, any of the foregoing; (b) rights corresponding to any of the foregoing throughout the world, including as provided by international treaties or conventions, and all other rights of any kind whatsoever accruing thereunder or pertaining thereto; (c) income, royalties, damages, claims, and payments now or hereafter due or payable under and with respect to any of the foregoing, including damages and payments for past and future infringements, misappropriations, or other violations thereof; and (d) rights to sue for past, present, and future infringements, misappropriations, or other violations of any of the foregoing, including the right to settle suits involving claims and demands for royalties owing.
“Intellectual Property Security Agreement” shall mean a Copyright Security Agreement, a Patent Security Agreement or a Trademark Security Agreement.
“Inventory” shall mean merchandise, inventory and goods, and all additions, substitutions and replacements thereof and all accessions thereto, wherever located, together with all goods, supplies, incidentals, packaging materials, labels, materials and any other items used or usable in manufacturing, processing, packaging or shipping same, in all stages of production from raw materials through work in process to finished goods, and all products and proceeds of whatever sort and wherever located any portion thereof which may be returned, rejected, reclaimed or repossessed by the Collateral Agent from any Grantor’s customers, and shall specifically include all “inventory” as such term is defined in the UCC.
“Investment Property” shall mean “investment property” as such term is defined in the UCC.
“Lenders” shall have the meaning provided in the recitals of this Agreement.
“Letter-of-Credit Rights” shall mean “letter-of-credit rights” as such term is defined in the UCC.
“Licenses” shall mean any and all licenses, agreements, consents, orders, franchises and similar arrangements in respect of the licensing, development, use or disclosure of any Intellectual Property.
“Location” of any Grantor, shall mean such Grantor’s “location” as determined pursuant to Section 9-307 of the UCC.
“Margin Stock” shall have the meaning provided in Regulation U.
“Money” shall mean all present and future “money” as defined in Article 1 of the UCC.
“Non-Voting Equity Interests” shall mean all Equity Interests of any Person which are not Voting Equity Interests.
“Obligations” shall have the meaning provided in the Credit Agreement.
“Patents” shall mean all (a) industrial designs, letters patent, certificates of inventions, all registrations and recordings thereof, and all applications for letters patent, including registrations, recordings and pending applications in the United States Patent and Trademark Office listed in Annex G, and (b) reissues, continuations, divisions, continuations-in-part, renewals or extensions thereof, and the inventions disclosed or claimed therein, including the right to make, use and/or sell the inventions disclosed or claimed therein and all improvements thereto.
“Patent Security Agreement” shall mean a patent security agreement, in the attached hereto as Exhibit C, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.
“Permits” shall mean, to the extent permitted to be assigned by the terms thereof or by applicable law, all licenses, permits, consent, approval, rights, orders, variances, franchises or authorizations of or from any Governmental Authority or agency.
“Pledge Agreement Collateral” shall mean all “Collateral” as defined in the Pledge Agreement.
“Pledge Agreement” shall mean the Term Loan Pledge Agreement dated of even date herewith by Ciena Corporation, each other Pledgor from time to time party thereto and the Collateral Agent, as pledgee.
“Proceeds” shall mean all “proceeds” as such term is defined in the UCC and, in any event, shall also include, but not be limited to, (i) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Collateral Agent or any Grantor from time to time with respect to any of the Collateral, (ii) any and all payments (in any form whatsoever) made or due and payable to any Grantor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Collateral by any Governmental Authority (or any person acting under color of Governmental Authority) and (iii) any and all other amounts from time to time paid or payable under or in connection with any of the Collateral.
“Recordable Intellectual Property” shall mean (i) any Patent issued by or applied for issuance with the United States Patent and Trademark Office, (ii) any Trademark registered or applied for registration with the United States Patent and Trademark Office, (iii) any Copyright registered or applied for registration with the United States Copyright Office and (iv) any material License granting to any Grantor any exclusive right to use, copy, reproduce, distribute, prepare derivative works, display or publish any records or other materials pertaining to a Copyright registered with the United States Copyright Office.
“Registered Organization” shall have the meaning provided in the UCC.
“Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System of the United States as from time to time in effect and any successor to all or a portion thereof.
“Securities Accounts” shall mean all present and future “securities accounts” as such term is defined in Article 8 of the UCC, including all monies, “uncertificated securities,” and “securities entitlements” (each as defined in Article 8 of the UCC) contained therein.

“Security” means all present and future “securities” as such term is defined in Article 8 of the UCC.
“Security Agreement Supplement” shall mean a security agreement supplement, in the form attached hereto as Exhibit A, signed and delivered to the Collateral Agent for the purpose of adding a Restricted Subsidiary as a party hereto pursuant to Section 8.12 and/or adding additional property to the Collateral.
“Security Entitlements” shall mean all present and future “security entitlements” as such term is defined in Article 8 of the UCC.
“Software” shall mean all computer software, programs and databases (including, without limitation, source code, object code and all related applications and data files), firmware and documentation and materials relating thereto, together with any and all maintenance rights, service rights, programming rights, hosting rights, test rights, improvement rights, renewal rights and indemnification rights and any substitutions, replacements, improvements, error corrections, updates and new versions of any of the foregoing.
“State” shall mean any state of the United States.
“Supporting Obligations” shall mean any “supporting obligation” as such term is defined in the UCC, now or hereafter owned by any Grantor, or in which any Grantor has any rights, and, in any event, shall include, but shall not be limited to all of such Grantor’s rights in any Letter-of-Credit Right or secondary obligation that supports the payment or performance of, and all security for, any Account, Chattel Paper, Document, General Intangible, Instrument or Investment Property.
“Tangible Chattel Paper” shall mean “tangible chattel paper” as such term is defined in the UCC.
“Termination Date” shall have the meaning provided in Section 8.8(a) of this Agreement.
“Trade Secrets” shall mean any confidential and proprietary information, including inventions, formulae, algorithms, production procedures, know-how, methods, techniques, marketing, plans, analyses, proposals, customer lists, supplier lists, specifications, models, personal information, data collections, source code and object code of a Grantor worldwide whether written or not.
“Trademarks” shall mean all: (a) trademarks, service marks, certification marks, domain names and associated URLs, trade names, corporate names, company names, business names, fictitious business names, trade styles, trade dress, logos, slogans, other source or business identifiers, designs and general intangibles of like nature, all registrations and recordings thereof, and all registrations and applications filed in connection therewith, including registrations and registration applications in the United States Patent and Trademark Office that are listed in Annex G, (b) all extensions or renewals of any of the foregoing, (c) goodwill associated therewith or symbolized thereby, (d) other assets, rights and interests that uniquely reflect or embody such goodwill, and (e) rights and privileges arising under applicable law with respect to the use of any of the foregoing.
“Trademark Security Agreement” shall mean a trademark security agreement, in the form attached hereto as Exhibit D, executed and delivered by a Grantor in favor of the Collateral Agent for the benefit of the Secured Parties.
“Transmitting Utility” shall have the meaning given such term in Section 9‑102(a)(80) of the UCC as in effect on the date hereof.
“Vehicles” shall mean all cars, trucks and other vehicles covered by a certificate of title law of any state.
“Voting Equity Interests” of any Person shall mean all classes of Equity Interests of such Person entitled to vote in the election of the board of directors of such Person (or such equivalent governing body of such Person).
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.

ARTICLE VIII

MISCELLANEOUS
8.1.     Notices. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be in writing and shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied or sent by courier, be effective when deposited in the mails, delivered to the overnight courier, or sent by telecopier, except that notices and communications to the Collateral Agent or any Grantor shall not be effective until received by the Collateral Agent or such Grantor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a)    if to any Grantor, c/o:
Ciena Corporation
7035 Ridge Road
Hanover, Maryland 21076
Attention: Treasurer’s Office
Facsimile: (410) 865-8901
with a copy to:

Ciena Corporation
7035 Ridge Road
Hanover, Maryland 21076
Attention: General Counsel’s Office
Facsimile: (410) 865-8001
(b)    if to the Collateral Agent, at:
Bank of America, N.A.
Agency Management
900 West Trade Street
Mail Code: NC1-026-06-03
Charlotte, NC 28255-0001
Attention: Priscilla Baker
Telephone: 980-386-3475
Facsimile: 704-409-0918
Electronic Mail: ~~priscilla.l.baker@baml.com~~priscilla.l.baker@baml.com or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.
8.2. Waiver; Amendment. Except as provided in Sections 8.8, 8.12 and 8.15 hereof and Section 10.01 of the Credit Agreement, none of the terms and conditions of this Agreement or any other Collateral Document may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by each Grantor directly affected thereby (it being understood that the addition or release of any Grantor hereunder or under another Collateral Document shall not constitute a change, waiver, discharge or termination affecting any Grantor other than the Grantor so added or released) and the Collateral Agent (with the written consent of the Required Lenders).
8.3. Obligations Absolute. The obligations of each Grantor hereunder shall remain in full force and effect without regard to, and shall not be impaired by, (a) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like of such Grantor; (b) any exercise or non-exercise, or any waiver of, any right, remedy, power or privilege under or in respect of this Agreement or any other Secured Debt Agreement; or (c) any amendment to or modification of any other Secured Debt Agreement or any security for any of the Obligations (in each case), whether or not such Grantor shall have notice or knowledge of any of the foregoing.
8.4. Successors and Assigns. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 8.8 hereof, (ii) be binding upon each Grantor, its successors and assigns, provided however, that except as otherwise permitted by the Credit Agreement, no Grantor shall assign any of its rights or obligations hereunder without the prior written consent of the Collateral Agent (with the consent of the Required Lenders), and (iii) inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent, the other Secured Parties and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Grantor herein or in any certificate or other instrument delivered by such Grantor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Parties or on their behalf.
8.5. Headings Descriptive. The headings of the several sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
8.6. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE COLLATERAL AGENT, ANY SECURED PARTY OR ANY RELATED PARTY THEREOF IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER COLLATERAL DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT SHALL AFFECT ANY RIGHT THAT THE COLLATERAL AGENT OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT AGAINST ANY GRANTOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

(c)    EACH GRANTOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 8.1. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
8.7.     Grantors’ Duties. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Grantor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Collateral Agent shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, nor shall the Collateral Agent be required or obligated in any manner to perform or fulfill any of the obligations of any Grantor under or with respect to any Collateral.
8.8.     Termination; Release. (a)  On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation in Section 6.1 hereof, shall survive such termination) and the Collateral Agent, at the request and expense of the respective Grantor, will promptly execute and deliver to such Grantor a proper instrument or instruments (including UCC termination statements on form UCC-3) acknowledging the satisfaction and termination of this Agreement, and will duly assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the

Collateral Agent and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement. As used in this Agreement, “Termination Date” shall mean the date on which the Payment in Full of the Obligations has occurred.

(b)    In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Credit Party) in connection with a sale or disposition permitted by Section 7.05 of the Credit Agreement or is otherwise released pursuant to the Credit Agreement, and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Collateral Agent, at the request and expense of such Grantor, will duly release from the security interest created hereby (and will promptly execute and deliver such documentation, including termination or partial release statements, including UCC-3s, subordination agreements and the like in connection therewith to evidence the release of such item of Collateral or to subordinate its interest in such item of Collateral) and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Collateral Agent and has not theretofore been released pursuant to this Agreement. In the case of any sale or disposition of any Collateral permitted under Section 7.05 of the Credit Agreement (unless sold to another Credit Party), the security interest created hereby on such Collateral shall be automatically released without the need for further action by any Person.  Furthermore, upon the release of any Guarantor from the Guaranty in accordance with the provisions thereof, such Grantor (and the Collateral at such time assigned by the respective Grantor pursuant hereto) shall be automatically released from this Agreement, and the Collateral Agent, at the request and expense of such Grantor being released, will promptly execute and deliver such documentation, including termination or partial release statements, including UCC-3s, and the like in connection therewith) and assign, transfer and deliver to such Grantor (without recourse and without any representation or warranty) the Collateral of such Grantor being released.
(c)    At any time that a Grantor desires that the Collateral Agent take any action to acknowledge or give effect to any release of Collateral pursuant to the foregoing Section 8.8(a) or (b), such Grantor shall deliver to the Collateral Agent a certificate signed by a Responsible Officer of such Grantor stating that the release of the respective Collateral is permitted pursuant to such Section 8.8(a) or (b). At any time that the Company or the respective Grantor desires that a Subsidiary of the Company which has been released from the Guaranty be released hereunder as provided in the penultimate sentence of Section 8.8(b) hereof, it shall deliver to the Collateral Agent a certificate signed by a Responsible Officer of the Company and the respective Grantor stating that the release of the respective Grantor (and its Collateral) is permitted pursuant to such Section 8.8(b).
(d)    The Collateral Agent shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with, or which the Collateral Agent in good faith believes to be in accordance with, this Section 8.8.
8.9.     Counterparts.  This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Collateral Agent.
8.10.     Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
8.11.     The Collateral Agent and the other Secured Parties. The Collateral Agent will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood and agreed that the obligations of the Collateral Agent as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 9 of the Credit Agreement. The Collateral Agent shall act hereunder on the terms and conditions set forth herein and in Section 9 of the Credit Agreement.
8.12.     Additional Grantors. It is understood and agreed that any Domestic Subsidiary of the Company that desires to become a Grantor hereunder, or is required to execute a counterpart of this Agreement after the date hereof pursuant to the requirements of the Credit Agreement or any other Loan Document, shall become a Grantor hereunder by (x) executing a counterpart hereof and delivering same to the Collateral Agent or by executing a Security Agreement Supplement and delivering the same to the Collateral Agent, in each case as may be requested by the Collateral Agent (provided such Security Agreement Supplement shall not require the consent of any Grantor), (y) delivering supplements to Annexes A through G, inclusive, hereto as are necessary to cause such Annexes to be complete and accurate with respect to such additional Grantor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Grantor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Collateral Agent and with all documents and actions required above to be taken to the reasonable satisfaction of the Collateral Agent and upon such execution and delivery, such Subsidiary shall constitute a Grantor hereunder.
8.13.     ABL Priority Collateral. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations, the requirements under this Agreement to deliver or grant control over ABL Priority Collateral to the Collateral Agent, or to give any notice to any Person or in respect of the provision of voting rights or the obtaining of any consent of any Person, in each case in connection with any ABL Priority Collateral, shall be deemed satisfied if the Grantors comply with the requirements of the similar provision of the applicable ABL Credit Document (as defined in the Intercreditor Agreement). Until Discharge of ABL Obligations, the delivery of any ABL Priority Collateral to the ABL Collateral Agent (as defined in the Intercreditor Agreement) pursuant to the ABL Credit Documents as bailee or agent for the Collateral Agent shall satisfy any delivery requirement hereunder or under any other Loan Document.

8.14.     Intercreditor Agreement. This Agreement and the other Loan Documents are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Collateral Agent pursuant to any Loan Document and the exercise of any right or remedy in respect of the Collateral by the Collateral Agent (or any Secured Party) hereunder or under any other Loan Document are subject to the provisions of the Intercreditor Agreement and in the event of any conflict between the terms of the Intercreditor Agreement, this Agreement and any other Loan Document, the terms of the Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, no Loan Party shall be required hereunder or under any Loan Document to take any action with respect to the Collateral that is inconsistent with the provisions of the Intercreditor Agreement.
8.15.     Release of Grantors. If at any time (a) all of the Equity Interests of any Grantor (or, to the extent any Collateral Document requires releases thereunder to occur in accordance with the provisions of this Agreement, the pledgor, transferor, mortgagor or other corresponding party under such other Collateral Document) owned by the Company and its Restricted Subsidiaries are sold (to a Person other than the Company or any of its Restricted Subsidiaries) in a transaction permitted pursuant to the Credit Agreement (and which does not violate the terms of any other Loan Document then in effect) or (b) a Grantor becomes an Excluded Subsidiary, then, at the request and expense of the Company, the respective Grantor shall be immediately released as a Grantor pursuant to this Agreement without any further action hereunder (and upon the reasonable request of the Company and at the expense of the Grantors, the Collateral Agent (or, to the extent any other Collateral Document requires releases thereunder to occur in accordance with the provisions of this Agreement, the pledgee, assignee, mortgagee or other corresponding party under such other Collateral Document) shall execute and deliver such instruments of release as are reasonably necessary to evidence the release of such Grantor and otherwise reasonably satisfactory to the Collateral Agent). At any time the Company desires that a Grantor be released from this Agreement as provided in this Section 8.15, the Company shall deliver to the Collateral Agent a certificate signed by a Responsible Officer of the Company stating that (i) the transaction is permitted pursuant to the Credit Agreement (and does not violate the terms of any other Loan Documents then in effect) or such Grantor has become an Excluded Subsidiary, as applicable, and (ii) the release of the respective Grantor is permitted pursuant to this Section 8.15.

EXHIBIT A

FORM OF SECURITY AGREEMENT SUPPLEMENT
SECURITY AGREEMENT SUPPLEMENT dated as of _______, ____, between [NAME OF GRANTOR] [_________], a [_______] corporation (the “Grantor”) and BANK OF AMERICA, N.A. (or any successor collateral agent), as Collateral Agent.
WHEREAS, CIENA CORPORATION, a Delaware corporation, the other Grantors party thereto and BANK OF AMERICA, N.A., as Collateral Agent are parties to a Term Loan Security Agreement dated as of July 15, 2014 (as heretofore amended and/or supplemented, the “Security Agreement”) under which the Borrower and the other Grantors party thereto have secured certain of the Borrower’s obligations and the Guarantors have secured their respective guarantees thereof (the “Secured Obligations”);
WHEREAS, [NAME OF GRANTOR] [_________] desires to become [is] a party to the Security Agreement as a Grantor thereunder;1 and

WHEREAS, terms defined in the Security Agreement (or whose definitions are incorporated by reference in the recitals of the Security Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;
NOW, THEREFORE, in consideration of the foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
1.    Party to Security Agreement2. The Grantor acknowledges that, by signing this Security Agreement Supplement and delivering it to the Collateral Agent, the Grantor becomes a “Grantor” for all purposes of the Security Agreement and will become a party to the Security Agreement and will thereafter have all the rights and obligations of a Grantor thereunder and be bound by all the provisions thereof as fully as if the Grantor were one of the original parties thereto.
2.    Grant of Liens. (a) In order to secure the Secured Obligations, the Grantor grants to the Collateral Agent for the benefit of the Secured Parties a continuing security interest in all the following property of the Grantor, whether now owned or existing or hereafter acquired or arising and regardless of where located (the “New Collateral”):
[describe property being added to the Collateral]3
(b)    With respect to each right to payment or performance included in the Collateral from time to time, the Lien granted therein includes a continuing security interest in (i) any Supporting Obligation that supports such payment or performance and (i) any Lien that (x) secures such right to payment or performance or (y) secures any such Supporting Obligation.

(c)    The foregoing Liens are granted as security only and shall not subject the Collateral Agent or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Grantor with respect to any of the New Collateral or any transaction in connection therewith.
3.    [Reserved.]
4.    Representations and Warranties. (a) The Grantor is duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].
(b)    The Grantor has delivered a Perfection Certificate to the Administrative Agent. The information set forth therein is correct and complete as of the date hereof. Within 60 days after the date hereof, the Grantor will furnish to the Administrative Agent a file search report from each UCC filing office listed in such Perfection Certificate, showing the filing made at such filing office to perfect the Liens on the New Collateral.
(c)    The execution, delivery and performance by the Grantor of this Security Agreement Supplement and each other Loan Document to which it is a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) contravene the terms of any of the Grantor’s Organization Documents; (ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (A) any material Contractual Obligation to which the Grantor is a party or affecting the Grantor or the properties of the Grantor or any of its Restricted Subsidiaries or (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Grantor or its property is subject; or (iii) violate any Law.
(d)    No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by the Grantor of this Security Agreement Supplement or any other Loan Document, (b) the grant by the Grantor of the Liens granted by it pursuant to the foregoing Section 2 and the other Collateral Documents, or (c) the perfection or maintenance of the Liens created under the foregoing Section 2 and the other Collateral Documents (including, subject to the Intercreditor Agreement, the first priority nature thereof) other than (i) those that have already been obtained and are now in full force and effect, (ii) filings to perfect the Liens created by the foregoing Section 2 and the other Collateral Documents, (iii) those actions as contemplated by Section 2.1 of Security Agreement, and (iv) filings of the Loan Documents with the SEC after the Closing Date in accordance with the requirements thereof.
(e)    The Security Agreement as supplemented hereby constitutes a valid and binding agreement of the Grantor, enforceable in accordance with its terms, except as limited by (i) applicable bankruptcy,

insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and (ii) general principles of equity.
(f)    Each of the representations and warranties set forth in Article II of the Security Agreement is true as applied to the Grantor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Grantor” shall be deemed to refer to the Grantor, references to Annexes to the Security Agreement shall be deemed to refer to the corresponding Annexes to this Security Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Effective Date” shall be deemed to refer to the date on which the Grantor signs and delivers this Security Agreement Supplement.
5.    Governing Law. This Security Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York.
IN WITNESS WHEREOF, the parties hereto have caused this Security Agreement Supplement to be duly executed by their respective authorized officers as of the day and year first above written.

[NAME OF GRANTOR]
By:
Name:
Title:

BANK OF AMERICA, N.A., as Collateral Agent
By:
Name:
Title:

Annex A
to Security Agreement
Supplement

SCHEDULE OF CHIEF EXECUTIVE OFFICES

Name of Grantor	Address of Chief Executive Office

Annex B
to Security Agreement
Supplement
SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION
(AND WHETHER A REGISTERED ORGANIZATION AND/OR
A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION

LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS
AND FEDERAL EMPLOYER IDENTIFICATION NUMBERS

Exact Legal Name of Grantor	Type of Organization (or, if the Grantor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Grantor’s Location (for purposes of NY UCC § 9-307)*	Grantor’s Organization Identification Number (or, if it has none, so indicate)	Federal Employer Identification Numbers	Transmitting Utility? (Yes/No)

\DC - 066299/004120 - 12698919 v2
\\DC - 066299/004120 - 12698919 v~~1~~3

Annex C
to Security Agreement
Supplement
SCHEDULE OF TRADE AND FICTITIOUS NAMES
[●]

Annex D
to Security Agreement
Supplement

DESCRIPTION OF CERTAIN SIGNIFICANT TRANSACTIONS OCCURRING WITHIN ONE YEAR PRIOR TO THE DATE OF THE SECURITY AGREEMENT
[●]

Annex E
to Security Agreement
Supplement

DESCRIPTION OF COMMERCIAL TORT CLAIMS
[●]

Annex F
to Security Agreement
Supplement

SCHEDULE OF INVENTORY AND EQUIPMENT

Annex G
to Security Agreement
Supplement
SCHEDULE OF INTELLECTUAL PROPERTY

ANNEX II
AMENDMENTS TO PLEDGE AGREEMENT
[Amended Pledge Agreement to follow]

TERM LOAN PLEDGE AGREEMENT
among
CIENA CORPORATION,
EACH OTHER PLEDGOR
FROM TIME TO TIME PARTY HERETO
and
BANK OF AMERICA, N.A.,
as PLEDGEE
________________________________
Dated as of July 15, 2014
________________________________

TERM LOAN PLEDGE AGREEMENT
TERM LOAN PLEDGE AGREEMENT, dated as of July 15, 2014 (as the same may be amended, restated, modified and/or supplemented from time to time, this “Agreement”), among each of the undersigned pledgors (each, a “Pledgor” and, together with any other entity that becomes a pledgor hereunder pursuant to Section 32 hereof, the “Pledgors”) and BANK OF AMERICA, N.A., as collateral agent (in such capacity, together with any successor collateral agent, the “Pledgee”), for the benefit of the Secured Parties (as defined below). Certain capitalized terms as used herein are defined in Section 2 hereof.
W I T N E S S E T H :
WHEREAS, Ciena Corporation, a Delaware corporation (the “Company”), each lender from time to time party thereto (collectively, the “Lenders”) and Bank of America, N.A., as administrative agent (in such capacity, together with any successor administrative agent, the “Administrative Agent”) have entered into a Credit Agreement, dated as of July 15, 2014 (as amended, modified, restated and/or supplemented from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed, on a several basis, to make Loans to the Company upon the terms and subject to the conditions set forth therein;
WHEREAS, pursuant to the Guaranty, each Pledgor (other than the Company) has jointly and severally guaranteed to the Secured Parties the payment when due of all Guaranteed Obligations as described (and defined) therein;
WHEREAS, it is a condition precedent to the making of Loans to the Company that each Pledgor shall have executed and delivered to the Pledgee this Agreement; and
WHEREAS, each Pledgor will benefit from the incurrence of Loans by the Company;
NOW, THEREFORE, in consideration of the foregoing and other benefits accruing to each Pledgor, the receipt and sufficiency of which are hereby acknowledged, each Pledgor hereby makes the following representations and warranties to the Pledgee for the benefit of the Secured Parties and hereby covenants and agrees with the Pledgee for the benefit of the Secured Parties as follows:
1. SECURITY FOR OBLIGATIONS. This Agreement is made by each Pledgor for the benefit of the Secured Parties to secure the prompt and complete payment and performance when due of the Obligations.
2. DEFINITIONS. (a) Unless otherwise defined herein, all capitalized terms used herein and defined in the Credit Agreement shall be used herein as therein defined. Reference to singular terms shall include the plural and vice versa.
(b)    The following capitalized terms used herein shall have the definitions specified below:

“ABL Agent” shall have the meaning given such term in the Intercreditor Agreement.
“Administrative Agent” shall have the meaning set forth in the recitals hereto.
“Adverse Claim” shall have the meaning given such term in Section 8-102(a)(1) of the UCC.
“Agreement” shall have the meaning set forth in the first paragraph hereto.
“Canadian Subsidiary” shall mean any Restricted Subsidiary of the Company incorporated, organized or established or resident for the purposes of the Income Tax Act (Canada) as amended, in Canada or any province or territory thereof.
“Certificated Security” shall have the meaning given such term in Section 8‑102(a)(4) of the UCC.
“Clearing Corporation” shall have the meaning given such term in Section 8‑102(a)(5) of the UCC.
“Collateral” shall have the meaning set forth in Section 3.1 hereof.
“Collateral Accounts” shall mean any and all accounts established and maintained by the Pledgee in the name of any Pledgor to which Collateral may be credited.
“Company” shall have the meaning set forth in the recitals hereto.
“Credit Agreement” shall have the meaning set forth in the recitals hereto.
“Discharge of ABL Obligations” shall have the meaning given such term in the Intercreditor Agreement.
“Domestic Corporation” shall have the meaning set forth in the definition of “Stock”.
“Domestic Non-Subsidiary” shall mean a Domestic Person that is not a Subsidiary.
“Domestic Person” shall mean a Person that is organized under the laws of the United States, any State thereof or the District of Columbia.
“Event of Default” shall mean any Event of Default under, and as defined in, the Credit Agreement.
“Financial Asset” shall have the meaning given such term in Section 8-102(a)(9) of the UCC.
“Foreign Corporation” shall have the meaning set forth in the definition of “Stock”.

“Immaterial Certificated Security Investment” shall have the meaning set forth in Section 3.2(a)(i) hereof.
“Instrument” shall have the meaning given such term in Section 9-102(a)(47) of the UCC.
“Intercreditor Agreement” shall have the meaning given such term in the Credit Agreement.
“Investment Property” shall have the meaning given such term in Section 9‑102(a)(49) of the UCC.
“Lenders” shall have the meaning set forth in the recitals hereto.
“Limited Liability Company Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all limited liability company capital and interest in other limited liability companies), at any time owned by any limited liability company.
“Limited Liability Company Interests” shall mean the entire limited liability company membership interest at any time owned by any Pledgor in any limited liability company.
“Location” of any Pledgor shall mean such Pledgor’s “location” as determined pursuant to Section 9-307 of the UCC.
“Margin Stock” shall have the meaning provided in Regulation U.
“Material Subsidiary” shall mean any Restricted Subsidiary that would be a “significant subsidiary” as defined in Article 1, Rule 1-02 of Regulation S-X, promulgated pursuant to the Securities Act, as such Regulation S-X as in effect from time to time.
“Non-Voting Equity Interests” shall mean all Equity Interests of any Person which are not Voting Equity Interests.
“Notes” shall mean (x) all intercompany notes at any time issued to each Pledgor and (y) all other promissory notes from time to time issued to, or held by, each Pledgor (other than promissory notes issued in connection with the extensions of trade credit by any Pledgor in the ordinary course of business).
“Obligations” shall have the meaning given to such term in the Credit Agreement.
“Partnership Assets” shall mean all assets, whether tangible or intangible and whether real, personal or mixed (including, without limitation, all partnership capital and interest in other partnerships), at any time owned by any general partnership or limited partnership.
“Partnership Interest” shall mean the entire general partnership interest or limited partnership interest at any time owned by any Pledgor in any general partnership or limited partnership.

“Pledge Agreement Supplement” shall mean a pledge agreement supplement, in a form reasonably satisfactory to the Pledgee and attached hereto as Exhibit A, signed and delivered to the Pledgee for the purpose of adding a Restricted Subsidiary as a party hereto pursuant to Section 32 and/or adding additional property to the Collateral.
“Pledged Limited Liability Company Interests” shall mean all Limited Liability Company Interests at any time pledged or required to be pledged hereunder.
“Pledged Notes” shall mean all Notes at any time pledged or required to be pledged hereunder.
“Pledgee” shall have the meaning set forth in the first paragraph of this Agreement.
“Pledgor” shall have the meaning set forth in the first paragraph hereof.
“Proceeds” shall have the meaning given such term in Section 9-102(a)(64) of the UCC.
“Registered Organization” shall have the meaning given such term in Section 9‑102(a)(70) of the UCC.
“Regulation U” shall mean Regulation U of the Board of Governors of the Federal Reserve System of the United States as from time to time in effect and any successor to all or a portion thereof.
“Securities Account” shall have the meaning given to such term in 8-501 of the UCC.
“Securities Act” shall mean the Securities Act of 1933, as amended, as in effect from time to time.
“Securities Intermediary” shall have the meaning given such term in Section 8‑102(14) of the UCC.
“Security” and “Securities” shall have the meaning given such term in Section 8‑102(a)(15) of the UCC and shall in any event include all Stock and all Notes.
“Security Entitlement” shall have the meaning given such term in Section 8‑102(a)(17) of the UCC.
“State” shall mean any state of the United States.
“Stock” shall mean (x) with respect to corporations incorporated under the laws of the United States or any State thereof or the District of Columbia (each, a “Domestic Corporation”), all of the issued and outstanding shares of capital stock of any Domestic Corporation at any time owned by any Pledgor and (y) with respect to corporations which are not Domestic Corporations (each, a “Foreign Corporation”), all of the issued and outstanding shares of capital stock or other Equity Interests of any Foreign Corporation at any time owned by any Pledgor.

“Termination Date” shall have the meaning set forth in the Security Agreement.
“Transmitting Utility” has the meaning given such term in Section 9-102(a)(80) of the UCC.
“UCC” shall mean the Uniform Commercial Code as in effect from time to time in the State of New York; provided that, if perfection or the effect of perfection or non-perfection or the priority of any Lien on any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than New York, “UCC” means the Uniform Commercial Code as in effect from time to time in such other jurisdiction for purposes of the provisions hereof relating to such perfection, effect of perfection or non-perfection or priority.
“ULC” means an unlimited company, an unlimited liability company or an unlimited liability corporation incorporated pursuant to, or otherwise governed by, the laws of any of the provinces or territories of Canada.
“ULC Shares” shall mean shares in any ULC at any time owned or otherwise held by any Pledgor.
“Uncertificated Security” shall have the meaning given such term in Section 8‑102(a)(18) of the UCC.
“Voting Equity Interests” of any Person shall mean all classes of Equity Interests of such Person entitled to vote.
3. PLEDGE OF SECURITIES, ETC.
3.1 Pledge. To secure the Obligations now or hereafter owed or to be performed by such Pledgor (but subject to the proviso at the end of this Section 3.1), each Pledgor does hereby grant and pledge to the Pledgee for the benefit of the Secured Parties, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Parties in, all of its right, title and interest in and to the following, whether now existing or hereafter from time to time acquired (collectively, the “Collateral”):
(a)    each of the Collateral Accounts, including any and all assets of whatever type or kind deposited by such Pledgor in any such Collateral Account, whether now owned or hereafter acquired, existing or arising, including, without limitation, all Financial Assets, Investment Property, monies, checks, drafts, Instruments, Securities or interests therein of any type or nature deposited or required by the Credit Agreement or any other Loan Document to be deposited in such Collateral Account, and all investments and all certificates and other Instruments (including depository receipts, if any) from time to time representing or evidencing the same, and all dividends, interest, distributions, cash and other property from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;
(b)    all Securities owned or held by such Pledgor from time to time and all options and warrants owned by such Pledgor from time to time to purchase Securities, together with all rights, privileges, authority and powers of such Pledgor relating to such Securities in each such issuer or under any organizational document of each such issuer, and the certificates, instruments and agreements representing such Securities and any and all interest of such Pledgor in the entries on the books of any financial intermediary pertaining to such Securities;
(c)    all Limited Liability Company Interests owned by such Pledgor from time to time and all of its right, title and interest in each limited liability company to which each such Limited Liability Company Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Limited Liability Company Interests and applicable law:
(A)    all its capital therein and its interest in all profits, income, surpluses, losses, Limited Liability Company Assets of such limited liability company and other distributions to which such Pledgor shall at any time be entitled in respect of such Limited Liability Company Interests;
(B)    all other payments due or to become due to such Pledgor in respect of Limited Liability Company Interests, whether under any limited liability company agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;
(C)    all of its claims, rights, powers, privileges, authority, options, security interests, Liens and remedies, if any, under any limited liability company agreement or operating agreement, or at law or otherwise in respect of such Limited Liability Company Interests;
(D)    all present and future claims, if any, of such Pledgor against any such limited liability company for monies loaned or advanced, for services rendered or otherwise;
(E)    all of such Pledgor’s rights under any limited liability company agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Limited Liability Company Interests, including any power to terminate, cancel or modify any such limited liability company agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Limited Liability Company Interests and any such limited liability company, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Limited Liability Company Asset of such limited liability company, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and
(F)    all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;
(d)    all Partnership Interests owned by such Pledgor from time to time and all of its right, title and interest in each partnership to which each such Partnership Interest relates, whether now existing or hereafter acquired, including, without limitation, to the fullest extent permitted under the terms and provisions of the documents and agreements governing such Partnership Interests and applicable law:
(A)    all its capital therein and its interest in all profits, income, surpluses, losses, Partnership Assets of any such partnership and other distributions to which such Pledgor shall at any time be entitled in respect of such Partnership Interests;
(B)    all other payments due or to become due to such Pledgor in respect of Partnership Interests, whether under any partnership agreement or otherwise, whether as contractual obligations, damages, insurance proceeds or otherwise;
(C)    all of its claims, rights, powers, privileges, authority, options, security interests, Liens and remedies, if any, under any partnership agreement or operating agreement, or at law or otherwise in respect of such Partnership Interests;
(D)    all present and future claims, if any, of such Pledgor against any such partnership for monies loaned or advanced, for services rendered or otherwise;
(E)    all of such Pledgor’s rights under any partnership agreement or operating agreement or at law to exercise and enforce every right, power, remedy, authority, option and privilege of such Pledgor relating to such Partnership Interests, including any power to terminate, cancel or modify any partnership agreement or operating agreement, to execute any instruments and to take any and all other action on behalf of and in the name of such Pledgor in respect of such Partnership Interests and any such partnership, to make determinations, to exercise any election (including, but not limited to, election of remedies) or option or to give or receive any notice, consent, amendment, waiver or approval, together with full power and authority to demand, receive, enforce, collect or receipt for any of the foregoing or for any Partnership Asset, to enforce or execute any checks, or other instruments or orders, to file any claims and to take any action in connection with any of the foregoing; and
(F)    all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the foregoing;

(e)    all Securities Accounts, Financial Assets and Investment Property owned by such Pledgor from time to time;
(f)    all Security Entitlements owned by such Pledgor from time to time in any and all of the foregoing; and
(g)    all Proceeds of any and all of the foregoing;
provided that (i)(x) no Voting Equity Interests of any Foreign Subsidiary which represents more than 66% of the total combined voting power of all classes of Voting Equity Interests of the respective Foreign Subsidiary shall be pledged hereunder, provided, however, that immediately upon the amendment of the Code to allow the pledge of a greater percentage of Stock in a Foreign Subsidiary without causing a repatriation (or deemed repatriation) of earnings or adverse tax consequences, the Equity Interests shall include, and the security interest granted by each Pledgor shall attach to, such greater percentage of Voting Equity Interests of each directly owned Foreign Subsidiary that is a Subsidiary of such Pledgor to secure all other Obligations and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Foreign Subsidiary at any time and from time to time acquired by such Pledgor, which Non-Voting Equity Interests shall not be subject to the limitations described in the preceding clause (x) and (ii) notwithstanding anything herein to the contrary, in no event shall the security interest and lien granted under Section 3.1 hereof attach to, and the term “Collateral” (and the component terms thereof) shall not include, (x) any Equity Interests owned by any Pledgor in any Person for so long as the grant of such security interest shall constitute or result in (A) other than in the case of a Wholly-Owned Subsidiary of the Company, a breach or termination pursuant to the terms of, or a default under, any Indebtedness assumed by the Company or any of its Subsidiaries pursuant to Section 7.02(j) of the Credit Agreement or any organizational document of such Person (although the Company will use its commercially reasonable efforts to endeavor that the organizational documents of a Subsidiary do not contain a restriction on the pledge thereof), (B) if such Person is organized under the laws of any foreign jurisdiction (other than Canada or any province or territory thereof), a breach of any law or regulation which prohibits the creation of a security interest thereunder (other than to the extent that any such term specified in clause (A) or (B) above is rendered ineffective pursuant to Section 9-406, 9-407, 9-408 or 9-409 of the UCC (or any successor provision or provisions) of any relevant jurisdiction or any other then-applicable law (including the Bankruptcy Code) or principles of equity) or (C) if such Person is organized under the laws of any foreign jurisdiction (other than Canada or any province or territory thereof), require the consent of a Governmental Authority to permit the grant of a security interest therein (and such consent has not been obtained); provided however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation, unenforceability, breach or termination shall no longer be effective and to the extent severable, shall attach immediately to any portion of such property or other rights that does not result in any of the consequences specified in clause (A), (B) or (C) above ~~and~~, (y) any Margin Stock unless the Secured Parties have made any necessary filings with the FRB in connection therewith and the Pledgors have provided the Pledgee with an executed Form FR U-1; provided further, that each applicable Pledgor shall provide to the Secured Parties notice of the existence of any Margin Stock (other than treasury stock) that would constitute Collateral absent this proviso at the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) and 6.01(b) of the Credit Agreement and, thereafter, such Margin Stock shall constitute Collateral to the extent the Secured Parties have made such necessary filings with the FRB in connection therewith and the Pledgors have provided the Pledgee with an executed Form FR U-1~~.~~, and (z) in the event constituting “Excluded Assets” (or such similar term) under the ABL Credit Documents or if the ABL Credit Documents are no longer in effect, (A) any Equity Interests owned by any Pledgor in any Excluded Subsidiary under clause (a), (f), (g) or (h) of the definition thereof and (B) any interests in Joint Ventures and other non-Wholly-Owned Subsidiaries to the extent, and for so long as, a pledge thereof is not permitted by the terms of its Organization Documents, joint venture agreement or shareholder agreement or similar contractual obligation or, with respect to a Joint Venture, any agreement evidencing Indebtedness of such Joint Venture (in each case, after giving effect to the applicable anti-assignment provisions of the UCC of any relevant jurisdiction or other applicable laws or principles or equity).
3.2 Procedures. (a) To the extent that any Pledgor at any time or from time to time owns, acquires or obtains any right, title or interest in any Collateral, such Collateral shall automatically (and without the taking of any action by such Pledgor) be pledged pursuant to Section 3.1 of this Agreement and, in addition thereto, subject to the Intercreditor Agreement, such Pledgor shall (to the extent provided below) take the following actions as set forth below (as promptly as practicable and, in any event, no later than the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Pledgee in its sole discretion) after it obtains such Collateral) for the benefit of the Pledgee and the other Secured Parties:
(i)        with respect to a Certificated Security (other than (x) a Certificated Security credited on the books of a Clearing Corporation or Securities Intermediary, (y) a Certificated Security issued by (A) any Foreign Subsidiary of the Company that is not a Material Subsidiary or (B) a Person that is not a Subsidiary and is organized under the laws of a foreign jurisdiction or (z) a Certificated Security issued by a Domestic Non-Subsidiary, which Certificated Security has a book value or purchase price (whichever is greater) of less than $10,000,000 (an “Immaterial Certificated Security Investment”)), such Pledgor shall physically deliver such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank; provided that, notwithstanding the foregoing, with respect to (1) a Certificated Security issued by any Foreign Subsidiary of the Company that is not a Material Subsidiary or (2) an Immaterial Certificated Security Investment, such Pledgor shall (as promptly as practicable and, in any event, no later than the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Pledgee in its sole discretion) after it obtains such Collateral, notify the Pledgee thereof and, upon the request of the Pledgee, such Pledgor shall physically deliver any such Certificated Security to the Pledgee, endorsed to the Pledgee or endorsed in blank;
(ii)    with respect to an Uncertificated Security (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary) issued by a Restricted Subsidiary of the Company (other than any Foreign Subsidiary of the Company that is not a Material Subsidiary), such Pledgor shall cause the issuer of such Uncertificated Security to duly authorize, execute, and deliver to the Pledgee, an agreement for the benefit of the Pledgee and the other Secured Parties substantially in the form of Annex H hereto (appropriately completed to the reasonable satisfaction of the Pledgee and with such modifications, if any, as shall be reasonably satisfactory to the Pledgee) pursuant to which such issuer agrees to comply with any and all instructions originated by the Pledgee without further consent by the registered owner and not to comply with instructions regarding such Uncertificated Security originated by any other Person other than a court of competent jurisdiction (it being understood that the Pledgee shall not deliver any such instructions until after the occurrence and during the continuance of an Event of Default); provided that, notwithstanding the foregoing, with respect to an Uncertificated Security issued by any Foreign Subsidiary of the Company that is not a Material Subsidiary, such Pledgor shall (as promptly as practicable and, in any event, no later than the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Pledgee in its sole discretion) after it obtains such Collateral, notify the Pledgee thereof and, upon the request of the Pledgee, such Pledgor shall otherwise comply with the delivery requirements of this clause (ii);
(iii)    with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest issued by a Restricted Subsidiary of the Company (other than any Foreign Subsidiary that is not a Material Subsidiary) in a Security Account or credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall promptly notify the Pledgee thereof and shall promptly use commercially reasonable efforts to take (x) all actions required (i) to comply with the applicable rules of such Clearing Corporation or Securities Intermediary and (ii) to perfect the security interest of the Pledgee under applicable law (including, in any event, under Sections 9-314(a), (b) and (c), 9-106 and 8‑106(d) of the UCC) and (y) such other actions as the Pledgee deems necessary or reasonably desirable to effect the foregoing; provided that, notwithstanding the foregoing, with respect to a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest issued by any Foreign Subsidiary of the Company that is not a Material Subsidiary in a Security Account or credited on the books of a Clearing Corporation or Securities Intermediary (including a Federal Reserve Bank, Participants Trust Company or The Depository Trust Company), such Pledgor shall (as promptly as practicable and, in any event, no later than the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Pledgee in its sole discretion) after it obtains such Collateral, notify the Pledgee thereof and, upon the request of the Pledgee, such Pledgor shall otherwise use commercially reasonable efforts to comply with the requirements of subclauses (x) and (y) of this clause (iii);
(iv)    with respect to a Partnership Interest or a Limited Liability Company Interest (other than a Partnership Interest or Limited Liability Company Interest (x) credited to a Security Account or on the books of a Clearing Corporation or Securities Intermediary, (y) issued by a (A) Foreign Subsidiary of the Company that is not a Material Subsidiary or (B) a Person that is not a Subsidiary and is organized under the laws of a foreign jurisdiction or (z) that constitutes an Immaterial Certificated Security Investment (or would constitute an Immaterial Certificated Security Investment if such Partnership Interest or Limited Liability Company Interest were represented by a certificate)), (1) if such Partnership Interest or Limited Liability Company Interest is represented by a certificate and is a Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(i) hereof, and (2) if such Partnership Interest or Limited Liability Company Interest is not represented by a certificate and is an Uncertificated Security for purposes of the UCC, the procedure set forth in Section 3.2(a)(ii) hereof; provided that, notwithstanding the foregoing, with respect to (1) a Partnership Interest or a Limited Liability Company Interest issued by any Foreign Subsidiary of the Company that is not a Material Subsidiary or (2) an Immaterial Certificated Security Investment (or a Partnership Interest or a Limited Liability Company Interest that would constitute an Immaterial Certificated Security Investment if such Partnership Interest or Limited Liability Company Interest were represented by a certificate), such Pledgor shall, (as promptly as practicable and, in any event, no later than the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Pledgee in its sole discretion) after it obtains such Collateral, notify the Pledgee thereof and, upon the request of the Pledgee, such Pledgor shall otherwise comply with the requirements of this clause (iv);
(v)    with respect to any Note with a value equal to $10,000,000 or more, physical delivery of each such Note to the Pledgee, endorsed in blank, or, at the request of the Pledgee, endorsed to the Pledgee; and
(vi)    with respect to cash proceeds from any of the Collateral described in Section 3.1 hereof upon the occurrence and continuance of an Event of Default, upon the Pledgee’s written request, (i) establishment by the Pledgee of a cash account in the name of such Pledgor over which the Pledgee shall have “control” within the meaning of the UCC and at any time any Default or Event of Default is in existence no withdrawals or transfers may be made therefrom by any Person except with the prior written consent of the Pledgee and (ii) deposit of such cash in such cash account.
(a)    In addition to the actions required to be taken pursuant to Section 3.2(a) hereof, each Pledgor shall take the following additional actions, subject to the Intercreditor Agreement, with respect to the Collateral:
(i)    with respect to all Collateral of such Pledgor whereby or with respect to which the Pledgee may obtain “control” thereof within the meaning of Section 8‑106 of the UCC (or under any provision of the UCC as same may be amended or supplemented from time to time, or under the laws of any relevant State other than the State of New York), such Pledgor shall take all actions requested from time to time by the Pledgee as may be necessary or reasonably advisable in the reasonable judgment of the Pledgee so that “control” of such Collateral is obtained and held by the Pledgee in accordance with Section 3.2(a) hereof; provided that within 60 days after the date hereof (or such longer period as may be agreed by the Pledgee in its sole discretion), each applicable Pledgor agrees to use commercially reasonable efforts to enter into control agreements with the relevant account bank with respect to each Securities Account that is subject to a control agreement pursuant to the ABL Credit Agreement which control agreements shall (i) name each of the Pledgee and Deutsche Bank AG New York Branch as secured parties and (ii) replace the existing control agreement with respect to such Securities Account;
(ii)    each Pledgor shall cause, and hereby authorizes the Pledgee to cause, appropriate financing statements (on appropriate forms) under the Uniform Commercial Code as in effect in the various relevant States, covering all Collateral hereunder (with the form of such financing statements to be reasonably satisfactory to the Pledgee), to be filed in the relevant filing offices so that at all times the Pledgee’s security interest in all Investment Property and other Collateral which can be perfected by the filing of such financing statements (in each case to the maximum extent perfection by filing may be obtained under the laws of the relevant States, including, without limitation, Section 9-312(a) of the UCC) is so perfected. Notwithstanding the foregoing, if reasonably requested by any Pledgor, the Pledgee shall, at such Pledgor’s expense, make such filings as may be reasonably requested to evidence that the security interests hereunder do not attach to any property that is excluded from the Collateral pursuant to the proviso in Section 3.1 hereof; and
(iii)    Following the Discharge of ABL Obligations, each Pledgor agrees within 60 days (or such longer period as may be agreed by the Pledgee in its sole discretion) with respect to any Securities Account (other than an Excluded Account (as defined in the Security Agreement)) with an average daily balance greater than $1,000,000, to take all actions requested from time to time by the Pledgee (including, without limitation, the execution and delivery of control agreements to the extent any such Pledgor has not entered into control agreements naming the Pledgee as a secured party in accordance with clause (i) of this subsection (b)) as may be necessary or reasonably advisable in the reasonable judgment of the Pledgee so that “control” of such Securities Accounts are obtained following the termination of the ABL Credit Agreement and thereafter, held by the Pledgee .
3.3 Subsequently Acquired Collateral.  If any Pledgor shall acquire (by purchase, stock dividend, distribution or otherwise) any additional Collateral at any time or from time to time after the date hereof, such Collateral shall automatically (and without any further action being required to be taken) be subject to the pledge and security interests created pursuant to Section 3.1 hereof and, furthermore, such Pledgor will thereafter take (or cause to be taken) all action with respect to such Collateral in accordance with the procedures set forth in Section 3.2 hereof, and will, at the time of delivery of any financial statements required to be delivered pursuant to Section 6.01(a) or 6.01(b) of the Credit Agreement, as such date may be extended from time to time by the Pledgee in its sole discretion, deliver to the Pledgee supplements to Annexes A through G hereto as are necessary to cause such Annexes to be complete and accurate at such time; provided that a supplement to Annex D shall only be required in connection with the acquisition of any Note with a value equal to $3,000,000 or more. Without limiting the foregoing, each Pledgor shall be required to pledge hereunder in accordance with the terms hereof the Equity Interests of any Foreign Subsidiary at any time and from time to time after the date hereof acquired by such Pledgor, provided that (x) any such pledge of Voting Equity Interests of any Foreign Subsidiary shall be subject to the provisions of clause (x) of the proviso to Section 3.1 hereof and (y) each Pledgor shall be required to pledge hereunder 100% of the Non-Voting Equity Interests of each Foreign Subsidiary at any time and from time to time acquired by such

Pledgor. Notwithstanding the foregoing, (i) if, prior to the Discharge of the ABL Obligations, any Pledgor acquires any Securities Account that is required to be subject to a control agreement pursuant to the terms of the ABL Credit Agreement, such Pledgor shall use commercially reasonable efforts to ensure that such control agreement names each of the Pledgee and Deutsche Bank AG New York Branch as secured parties and (ii) if, following the Discharge of the ABL Obligations, any Pledgor acquires any Securities Account (other than an Excluded Account (as defined in the Security Agreement)) with an average daily balance greater than $1,000,000, the Pledgor shall comply with the provisions of Section 3.2(b)(iii) within 60 days (or such longer period as may be agreed by the Pledgee in its sole discretion) of acquiring such Securities Account.
3.4 Transfer Taxes. Each pledge of Collateral under Section 3.1 or Section 3.3 hereof shall be accompanied by any transfer tax stamps required in connection with the pledge of such Collateral.
3.5 Certain Representations and Warranties Regarding the Collateral. Each Pledgor represents and warrants that on the date hereof: (i) each Restricted Subsidiary of such Pledgor, and the direct ownership thereof, is listed in Annex B hereto; (ii) the Stock (and any warrants or options to purchase Stock) of each Restricted Subsidiary held by such Pledgor consists of the number and type of shares of the stock (or warrants or options to purchase any stock) of the corporations as described in Annex C hereto; (iii) such Stock referenced in clause (ii) of this paragraph constitutes that percentage of the issued and outstanding capital stock of the issuing corporation as is set forth in Annex C hereto; (iv) the Notes with a value equal to $1,000,000 or more held by such Pledgor consist of the promissory notes described in Annex D hereto where such Pledgor is listed as the lender; (v) the Limited Liability Company Interests of each Restricted Subsidiary held by such Pledgor consist of the number and type of interests of the Persons described in Annex E hereto; (vi) each such Limited Liability Company Interest referenced in clause (v) of this paragraph constitutes that percentage of the issued and outstanding equity interest of the issuing Person as set forth in Annex E hereto; (vii) the Partnership Interests of each Restricted Subsidiary held by such Pledgor consist of the number and type of interests of the Persons described in Annex F hereto; (viii) each such Partnership Interest referenced in clause (vii) of this paragraph constitutes that percentage or portion of the entire partnership interest of the issuing Person as set forth in Annex F hereto; (ix) the exact address of each chief executive office of such Pledgor is listed on Annex G hereto; and (x) such Pledgor has complied with the respective procedure set forth in Section 3.2(a) hereof with respect to each item of Collateral described in Annexes C through F hereto.
3.6 Conflicts with Foreign Pledge Agreements. To the extent that there is any overlap between, or conflict with, the provisions of this Agreement and any Foreign Pledge Agreement, such Foreign Pledge Agreement shall prevail with respect only to (i) any provision relating to the pledged collateral described in and covered under such Foreign Pledge Agreement and (ii) any provision where adherence to the law governing such Foreign Pledge Agreement is required for such Foreign Pledge Agreement to be enforceable in accordance with its terms.
4. APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC.
The Pledgee shall have the right to appoint one or more sub-agents for the purpose of retaining physical possession of the Collateral, which may be held (in the discretion of the Pledgee) in the name of the relevant Pledgor, endorsed or assigned in blank or in favor of the Pledgee or any nominee or nominees of the Pledgee or a sub-agent appointed by the Pledgee.

5. VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT. Unless and until there shall have occurred and be continuing an Event of Default, each Pledgor shall be entitled to exercise any and all voting and other rights pertaining to the Collateral owned by it, and to give consents, waivers or ratifications in respect thereof; provided that, in each case, no vote shall be cast or any consent, waiver or ratification given or any action taken or omitted to be taken which would violate, or result in a breach of any covenant contained in, any of the terms of any Loan Document, or in a manner adverse to the interests of the Pledgee or any other Secured Party in the Collateral in any material respect, unless permitted by the terms of the Loan Documents. All such rights of each Pledgor to vote and to give consents, waivers and ratifications shall cease following written notice from the Pledgee in case an Event of Default has occurred and is continuing (provided that no such notice shall be required if any Event of Default under Section 8.01(f) of the Credit Agreement has occurred and is continuing), and Section 7 hereof shall become applicable.
6. DIVIDENDS AND OTHER DISTRIBUTIONS. Unless and until there shall have occurred and be continuing an Event of Default and following written notice from the Pledgee (provided that no such notice shall be required if any Event of Default under Section 8.01(f) of the Credit Agreement has occurred and is continuing), all cash dividends, cash distributions, cash Proceeds and other cash amounts payable in respect of the Collateral shall be paid to the respective Pledgor. The Pledgor shall be entitled to receive directly, subject to the other terms of this Agreement:
(i)    all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash dividends other than as set forth above) paid or distributed by way of dividend or otherwise in respect of the Collateral;
(ii)    all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash subject to the first sentence of this Section 6) paid or distributed in respect of the Collateral by way of stock-split, spin-off, split-up, reclassification, combination of shares or similar rearrangement; and
(iii)    all other or additional stock, notes, certificates, limited liability company interests, partnership interests, instruments or other securities or property (including, but not limited to, cash) which may be paid in respect of the Collateral by reason of any consolidation, merger, exchange of stock, conveyance of assets, liquidation or similar corporate or other reorganization.
All cash dividends, cash distributions or other cash payments which are received by any Pledgor contrary to the provisions of this Section 6 or Section 7 hereof shall be received in trust for the benefit of the Pledgee, shall be segregated from other property or funds of such Pledgor and shall be promptly paid over to the Pledgee as Collateral in the same form as so received (with any necessary endorsement).

7. REMEDIES IN CASE OF AN EVENT OF DEFAULT. If there shall have occurred and be continuing an Event of Default, then and in every such case, subject to the Intercreditor Agreement, the Pledgee shall be entitled to exercise all of the rights, powers and remedies (whether vested in it by this Agreement, any other Loan Document or by law) for the protection and enforcement of its rights in respect of the Collateral, and the Pledgee shall be entitled to exercise all the rights and remedies of a secured party under the UCC as in effect in any relevant jurisdiction and also shall be entitled, without limitation, to exercise the following rights, which each Pledgor hereby agrees to be commercially reasonable:
(i)        Following written notice to such Pledgor (provided that no such notice shall be required if any Event of Default under Section 8.01(f) of Credit Agreement has occurred and is continuing), to receive all amounts payable in respect of the Collateral otherwise payable under Section 6 hereof to such Pledgor;
(ii)    to transfer all or any part of the Collateral into the Pledgee’s name or the name of its nominee or nominees;
(iii)    to accelerate any Pledged Note which may be accelerated in accordance with its terms, and take any other lawful action to collect upon any Pledged Note (including, without limitation, to make any demand for payment thereon);
(iv)    to appoint by instrument in writing a receiver (which term as used in this Agreement includes a receiver and manager) or agent of all or any part of the Collateral and remove or replace from time to time any receiver or agent;
(v)    to institute proceedings in any court of competent jurisdiction for the appointment of a receiver of all or any part of the Collateral;
(vi)    to vote (and exercise all rights and powers in respect of voting) all or any part of the Collateral (whether or not transferred into the name of the Pledgee) and give all consents, waivers and ratifications in respect of the Collateral and otherwise act with respect thereto as though it were the outright owner thereof (each Pledgor hereby irrevocably constituting and appointing the Pledgee the proxy and attorney-in-fact of such Pledgor, with full power of substitution to do so);
(vii)    at any time and from time to time to sell, assign and deliver, or grant options to purchase, all or any part of the Collateral, or any interest therein, at any public or private sale, without demand of performance, advertisement or, notice of intention to sell or of the time or place of sale or adjournment thereof or to redeem or otherwise purchase or dispose (all of which are hereby waived by each Pledgor), for cash, on credit or for other property, for immediate or future delivery without any assumption of credit risk, and for such price or prices and on such terms as the Pledgee in its absolute discretion may determine, provided at least 10 days’ written notice of the time and place of any such sale shall be given to the respective Pledgor. The Pledgee shall not be obligated to make any such sale of Collateral regardless of whether any such notice of sale has theretofore been given. Each Pledgor hereby waives and releases to the fullest extent permitted by law any right or equity of redemption with respect to the Collateral, whether before or after sale hereunder, and all rights, if any, of marshalling the Collateral and any other security or the Obligations or otherwise. At any such sale, unless prohibited by applicable law, the Pledgee on behalf of the Secured Parties may bid for and purchase all or any part of the Collateral so sold free from any such right or equity of redemption. Neither the Pledgee nor any other Secured Party shall be liable for failure to collect or realize upon any or all of the Collateral or for any delay in so doing nor shall any of them be under any obligation to take any action whatsoever with regard thereto; and
(viii)    to set off any and all Collateral against any and all Obligations, and to withdraw any and all cash or other Collateral from any and all Collateral Accounts and to apply such cash and other Collateral to the payment of any and all Obligations.
8. REMEDIES, CUMULATIVE, ETC. Each and every right, power and remedy of the Pledgee provided for in this Agreement or in any other Loan Agreement, or now or hereafter existing at law or in equity or by statute shall be cumulative and concurrent and shall be in addition to every other such right, power or remedy. The exercise or beginning of the exercise by the Pledgee or any other Secured Party of any one or more of the rights, powers or remedies provided for in this Agreement or any other Loan Document or now or hereafter existing at law or in equity or by statute or otherwise shall not preclude the simultaneous or later exercise by the Pledgee or any other Secured Party of all such other rights, powers or remedies, and no failure or delay on the part of the Pledgee or any other Secured Party to exercise any such right, power or remedy shall operate as a waiver thereof. No notice to or demand on any Pledgor in any case shall entitle it to any other or further notice or demand in similar or other circumstances or constitute a waiver of any of the rights of the Pledgee or any other Secured Party to any other or further action in any circumstances without notice or demand. The Secured Parties agree that this Agreement may be enforced only by the action of the Pledgee, acting upon the instructions of the Required Lenders, and that no other Secured Party shall have any right individually to seek to enforce or to enforce this Agreement or to realize upon the security to be granted hereby, it being understood and agreed that such rights and remedies may be exercised by the Pledgee for the benefit of the Secured Parties upon the terms of this Agreement and the other Collateral Documents.
9. RECEIVER’S POWERS. (a) Any receiver appointed by the Pledgee pursuant to Section 7 hereof is vested with the rights and remedies which could have been exercised by the Pledgee in respect of any Pledgor or the Collateral and such other powers and discretions as are granted in the instrument of appointment and any supplemental instruments. The identity of the receiver, its replacement and its remuneration are within the sole and unfettered discretion of the Pledgee.
(b)    Any receiver appointed by the Pledgee pursuant to Section 7 hereof will act as agent for the Pledgee for the purposes of taking possession of the Collateral, but otherwise and for all other purposes (except as provided below), as agent for the Pledgors. The receiver may sell, lease, or otherwise dispose of Collateral in accordance with the terms hereof as agent for the Pledgors or as agent for the Pledgee as the Pledgee may determine in its discretion. Each Pledgor agrees to ratify and confirm all actions of the receiver acting as agent for such Pledgor so long as such actions are taken in accordance with the terms hereof.
(c)    The Pledgee, in appointing or refraining from appointing any receiver, does not incur liability to the receiver, the Pledgors or otherwise and is not responsible for any misconduct or negligence of such receiver except to the extent resulting from the gross negligence or willful misconduct of the Pledgee (as determined by a court of competent jurisdiction in a final and non-appealable decision) (it being agreed that appointing or refraining to appoint any receiver in the reasonable judgment of the Pledgee’s or based on the advice of advisors or counsel shall not constitute gross negligence or willful misconduct).
10.     ULC SHARES. (a) Notwithstanding anything else contained in this Agreement or any other document or agreement among all or some of the parties hereto, each Pledgor is the sole registered and beneficial owner of all its Collateral that is ULC Shares and will remain so until such time as such ULC Shares are effectively transferred into the name of the Pledgee, any of the Secured Parties, or any nominee of the foregoing or any other Person on the books and records of such ULC. Accordingly, such Pledgor shall be entitled to receive and retain for its own account any dividend on or other distribution, if any, in respect of ULC Shares that are Collateral and shall have the right to vote such ULC Shares and to control the direction, management and policies of any ULC to the same extent as such Pledgor would if such ULC Shares were not pledged to the Pledgee for the benefit of the Secured Parties pursuant hereto. Nothing in this Agreement or any other document or agreement among all or some of the parties hereto is intended to, and nothing in this Agreement or any other document or agreement among all or some of the parties hereto shall, constitute the Pledgee, any of the Secured Parties or any Person other than a Pledgor, a member of any ULC for the purposes of Companies Act (Nova Scotia), the Business Corporations Act (British Columbia), the Business Corporations Act (Alberta) or any other applicable legislation until such time as notice is given to such Pledgor and further steps are taken hereunder or thereunder so as to register the Pledgee, any of the Secured Parties or any nominee of the foregoing, as specified in such notice, as the holder of shares of such ULC. To the extent any provision hereof would have the effect of constituting the Pledgee or any of the Secured Parties a member of a ULC prior to such time, such provision shall be severed herefrom and ineffective with respect to Collateral that is shares of such ULC without otherwise invalidating or rendering unenforceable this Agreement or invalidating or rendering unenforceable such provision insofar as it relates to Collateral that is not shares of such ULC.
(b)    Except upon the exercise of rights to sell or otherwise dispose of Collateral that is ULC Shares if there shall have occurred and be continuing an Event of Default, no Pledgor shall cause or permit, or enable any ULC in which it holds ULC Shares that are Collateral to cause or permit, the Pledgee or any other Secured Party to: (a) be registered as a shareholder or member of a ULC; (b) have any notation entered in its favour in the share register of a ULC; (c) be held out as a shareholder or member of a ULC; (d) receive, directly or indirectly, any dividends, property or other distributions from a ULC by reason of the Pledgee or any other Secured Party holding a security interest in a ULC or ULC Shares; or (e) act as a shareholder or member of a ULC, or exercise any rights of a shareholder or member including the right to attend a meeting of, or to vote the shares of, a ULC.

11. APPLICATION OF PROCEEDS. (a) Subject to the Intercreditor Agreement, all monies collected by the Pledgee upon any sale or other disposition of, any collection from, or other realization upon all or any part of, the Collateral (whether or not expressly characterized as such) in connection with the exercise of its rights and remedies in accordance with this Agreement, together with all other monies received by the Pledgee hereunder, shall be applied in the manner provided in Section 5.4 of the Security Agreement.
(b)    It is understood and agreed that each Pledgor shall remain jointly and severally liable with respect to the Obligations to the extent of any deficiency between the amount of the proceeds of the Collateral pledged by it hereunder and the aggregate amount of the Obligations.
(c)    It is understood and agreed by each Pledgor and each Secured Party that the Pledgee shall have no liability for any determinations made by it in this Section 11, in each case except to the extent resulting from the gross negligence or willful misconduct of the Pledgee (as determined by a court of competent jurisdiction in a final and non-appealable decision). Each Pledgor and each Secured Party also agrees that the Pledgee may (but shall not be required to), at any time and in its sole discretion, and with no liability resulting therefrom, petition a court of competent jurisdiction regarding any application of Collateral in accordance with the requirements hereof, and the Pledgee shall be entitled to wait for, and may conclusively rely on, any such determination.
12. PURCHASERS OF COLLATERAL. Upon any sale of the Collateral by the Pledgee hereunder (whether by virtue of the power of sale herein granted, pursuant to judicial process or otherwise), the receipt of the Pledgee or the officer making such sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold, and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Pledgee or such officer or be answerable in any way for the misapplication or nonapplication thereof.
13. INDEMNITY. The parties hereto agree that the terms of Section 10.04 of the Credit Agreement are incorporated herein by reference, mutatis mutandis. If and to the extent that the obligations of any Pledgor under this Section 13 are unenforceable for any reason, such Pledgor hereby agrees to make the maximum contribution to the payment and satisfaction of such obligations which is permissible under applicable law. The indemnity obligations of the each Pledgor contained in this Section 13 shall continue in full force and effect notwithstanding the Payment in Full of the Obligations.
14. PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER. (a) Nothing herein shall be construed to make the Pledgee or any other Secured Party liable as a member of any limited liability company or as a partner of any partnership and neither the Pledgee nor any other Secured Party by virtue of this Agreement or otherwise (except as referred to in the following sentence) shall have any of the duties, obligations or liabilities of a member of any limited liability company or as a partner in any partnership. The parties hereto expressly agree that, unless the Pledgee shall become the absolute owner of Collateral consisting of a Limited Liability Company Interest or a Partnership Interest pursuant hereto, this Agreement shall not be construed as creating a partnership or joint venture among the Pledgee, any other Secured Party, any Pledgor and/or any other Person.
(b)    Except as provided in the last sentence of paragraph (a) of this Section 14, the Pledgee, by accepting this Agreement, did not intend to become a member of any limited liability company or a partner of any partnership or otherwise be deemed to be a co-venturer with respect to any Pledgor, any limited liability company, partnership and/or any other Person either before or after an Event of Default shall have occurred. The Pledgee shall have only those powers set forth herein and the Secured Parties shall assume none of the duties, obligations or liabilities of a member of any limited liability company or as a partner of any partnership or any Pledgor except as provided in the last sentence of paragraph (a) of this Section 14.
(c)    The Pledgee and the other Secured Parties shall not be obligated to perform or discharge any obligation of any Pledgor as a result of the pledge hereby effected.
(d)    The acceptance by the Pledgee of this Agreement, with all the rights, powers, privileges and authority so created, shall not at any time or in any event obligate the Pledgee or any other Secured Party to appear in or defend any action or proceeding relating to the Collateral to which it is not a party, or to take any action hereunder or thereunder, or to expend any money or incur any expenses or perform or discharge any obligation, duty or liability under the Collateral.
15. FURTHER ASSURANCES; POWER-OF-ATTORNEY. (a) Each Pledgor agrees that it will, at such Pledgor’s own expense, file and refile, or cause to be filed or refiled, under the UCC or other applicable law such financing statements, continuation statements and other documents, in form reasonably acceptable to the Pledgee, in such offices as the Pledgee (acting on its own or on the instructions of the Required Lenders) may reasonably deem necessary or appropriate and wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and hereby authorizes the Pledgee to file financing statements and amendments thereto relative to all or any part of the Collateral (including, without limitation, financing statements which list the Collateral specifically and/or “all assets” as collateral) without the signature of such Pledgor where permitted by law, in such offices as the Pledgee may reasonably deem necessary or advisable or wherever required or permitted by law in order to perfect and preserve the Pledgee’s security interest in the Collateral hereunder and agrees to do such further acts and things and to execute and deliver to the Pledgee such additional conveyances, assignments, agreements and instruments as the Pledgee may reasonably require or deem advisable to carry into effect the purposes of this Agreement or to further assure and confirm unto the Pledgee its rights, powers and remedies hereunder or thereunder.
(b)    Each Pledgor hereby constitutes and appoints the Pledgee its true and lawful attorney-in-fact, irrevocably, with full authority in the place and stead of such Pledgor and in the name of such Pledgor or otherwise, from time to time after the occurrence and during the continuance of an Event of Default, in the Pledgee’s discretion, to act, require, demand, receive and give acquittance for any and all monies and claims for monies due or to become due to such Pledgor under or arising out of the Collateral, to endorse any checks or other instruments or orders in connection therewith and to file any claims or take any action or institute any proceedings and to execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement, which appointment as attorney is coupled with an interest.
16.     THE PLEDGEE AS COLLATERAL AGENT. The Pledgee will hold in accordance with this Agreement all items of the Collateral at any time received under this Agreement. It is expressly understood, acknowledged and agreed by each Secured Party that by accepting the benefits of this Agreement each such Secured Party acknowledges and agrees that the obligations of the Pledgee as holder of the Collateral and interests therein and with respect to the disposition thereof, and otherwise under this Agreement, are only those expressly set forth in this Agreement and in Section 9 of the Credit Agreement. The Pledgee shall act hereunder on the terms and conditions set forth herein and in Section 9 of the Credit Agreement. Notwithstanding the foregoing, the ABL Collateral Agent (as defined in the Intercreditor Agreement) has agreed pursuant to Section 5.04 of the Intercreditor Agreement to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees), including, without limitation, any Securities Accounts, as collateral agent and as bailee for the Pledgee.
17.     TRANSFER BY THE PLEDGORS. Subject to the Intercreditor Agreement, except as permitted by the terms of the Loan Documents prior to the Termination Date, no Pledgor will sell or otherwise dispose of, grant any option with respect to, or mortgage, pledge or otherwise encumber any of the Collateral or any interest therein.
18.     REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS. (a)  Each Pledgor represents, warrants and covenants as to itself and each of its Restricted Subsidiaries that:
(i)    it is the legal, beneficial and record owner of, and has good and marketable title to, all of its Collateral consisting of one or more Securities, Partnership Interests and Limited Liability Company Interests and that it has sufficient interest in all of its Collateral in which a security interest is purported to be created hereunder for such security interest to attach (subject, in each case, to no pledge, Lien, mortgage, hypothecation, security interest, charge, option, Adverse Claim or other encumbrance whatsoever, except the Liens and security interests created by this Agreement or permitted under the Loan Documents);
(ii)    it has full power, authority and legal right to pledge all the Collateral pledged by it pursuant to this Agreement;
(iii)    this Agreement has been duly authorized, executed and delivered by such Pledgor and constitutes a legal, valid and binding obligation of such Pledgor enforceable against such Pledgor in accordance with its terms, except to the extent that the enforceability hereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law);
(iv)    except to the extent already obtained or made, no consent of any other party (including, without limitation, any stockholder, partner, member or creditor of such Pledgor or any of its Restricted Subsidiaries) and no consent, license, permit, approval or authorization of, exemption by, notice or report to, or registration, filing or declaration with, any Governmental Authority is required to be obtained by such Pledgor (which has not been obtained or made) in connection with (a) the execution, delivery or performance of this Agreement by such Pledgor, (b) the validity or enforceability of this Agreement against such Pledgor, (c) the perfection of the Pledgee’s security interest in such Pledgor’s Collateral or (d) except for (i) compliance with or as may be required by applicable securities laws and (ii) the consent of the landlord under the Ottawa Capitalized Lease, or any renewal, replacement, refinancing or extension thereof, to any Transfer (as defined in the Ottawa Capitalized Lease as in effect on the original date thereof) (or similar term contained in any renewal, replacement, refinancing or extension of the Ottawa Capitalized Lease) not permitted by the terms thereof, the exercise by the Pledgee of any of its rights or remedies provided herein;
(v)    neither the execution, delivery or performance by such Pledgor of this Agreement, nor compliance by it with the terms and provisions hereof nor the consummation of the transactions contemplated hereby: (i) will contravene any provision of any applicable law, statute, rule or regulation, or any applicable order, writ, injunction or decree of any court, arbitrator or governmental instrumentality, domestic or foreign, applicable to such Pledgor; (ii) will conflict or be inconsistent with or result in any breach of any of the terms, covenants, conditions or provisions of, or constitute a default under, or result in the creation or imposition of (or the obligation to create or impose) any Lien (except pursuant to the Collateral Documents) upon any of the properties or assets of such Pledgor or any of its Restricted Subsidiaries pursuant to the terms of any indenture, lease, mortgage, deed of trust, credit agreement, loan agreement or any other material agreement, contract or other instrument to which such Pledgor or any of its Restricted Subsidiaries is a party or is otherwise bound, or by which it or any of its properties or assets is bound or to which it may be subject; or (iii) will violate any provision of the certificate of incorporation, by-laws, certificate of partnership, partnership agreement, certificate of formation or limited liability company agreement (or equivalent organizational documents), as the case may be, of such Pledgor or any of its Restricted Subsidiaries;
(vi)    all of such Pledgor’s Collateral (consisting of Securities, Limited Liability Company Interests and Partnership Interests) of any Restricted Subsidiary has been duly and validly issued, and in the case of any Stock of a Domestic Corporation is fully paid and non-assessable and is subject to no options to purchase or similar rights;
(vii)    each of such Pledgor’s Pledged Notes constitutes, or when executed by the obligor that is a Restricted Subsidiary thereof will constitute, the legal, valid and binding obligation of such obligor, enforceable in accordance with its terms, except to the extent that the enforceability thereof may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally and by general equitable principles (regardless of whether enforcement is sought in equity or at law); and
(viii)    the security interests created under this Agreement (when executed and delivered by all parties hereto) are effective to create in favor of the Pledgee, for the benefit of the Secured Parties, a legal, valid and enforceable security interest in all right, title and interest of the Pledgors in all of the Collateral, and when proper UCC financing statements have been filed in the appropriate filing offices against each Pledgor and the Pledgee has obtained “control” (within the meaning of the UCC) of the Collateral, the Pledgee, for the benefit of the Secured Parties, shall have a perfected security interest in all Collateral to the extent such security interest can be perfected by filing a UCC financing statement under the UCC or by the Pledgee having “control” of the Collateral, subject to no security interests of any other Person (other than Permitted Liens), subject to the terms of the Intercreditor Agreement.

(b)    Each Pledgor covenants and agrees that it will defend the Pledgee’s right, title and security interest in and to such Pledgor’s Collateral and the proceeds thereof against the claims and demands of all persons whomsoever (other than Permitted Liens); and each Pledgor covenants and agrees that it will have like title to and right to pledge any other property at any time hereafter pledged to the Pledgee by such Pledgor as Collateral hereunder as provided herein and will likewise defend the right thereto and security interest therein of the Pledgee and the other Secured Parties.
19. LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS; CHANGES THERETO; ETC.As of the date hereof, the exact legal name of each Pledgor, the type of organization of such Pledgor, whether or not such Pledgor is a Registered Organization, the jurisdiction of organization of such Pledgor, such Pledgor’s Location, the organizational identification number (if any) of each Pledgor, the Federal Employer Identification Number (if any) and whether or not such Pledgor is a Transmitting Utility, is listed on Annex A hereto for such Pledgor. No Pledgor shall change its legal name, its type of organization, its status as a Registered Organization (in the case of a Registered Organization), its status as a Transmitting Utility or as a Person which is not a Transmitting Utility, as the case may be, its jurisdiction of organization, its Location, or its organizational identification number (if any) or its Federal Employer Identification Number (if any), except that any such changes shall be permitted (so long as not in violation of the applicable requirements of the Loan Documents and so long as same do not involve (x) a Registered Organization ceasing to constitute same or (y) any Pledgor changing its jurisdiction of organization or Location from the United States or a State thereof to a jurisdiction of organization or Location, as the case may be, outside the United States or a State thereof) if (i) it shall have given to the Pledgee not less than 10 days’ prior written notice of each change to the information listed on Annex A (as adjusted for any subsequent changes thereto previously made in accordance with this sentence), together with a supplement to Annex A which shall correct all information contained therein for such Pledgor, and (ii) in connection with the respective change or changes, it shall have taken all action reasonably requested by the Pledgee to maintain the security interests of the Pledgee in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect. In addition, to the extent that any Pledgor does not have an organizational identification number on the date hereof and later obtains one, such Pledgor shall promptly thereafter deliver a notification to the Pledgee of such organizational identification number and shall take all actions reasonably satisfactory to the Pledgee to the extent necessary to maintain the security interest of the Pledgee in the Collateral intended to be granted hereby fully perfected and in full force and effect.
20. PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC. The obligations of each Pledgor under this Agreement shall be absolute and unconditional and shall remain in full force and effect without regard to, and shall not be released, suspended, discharged, terminated or otherwise affected by, any circumstance or occurrence whatsoever (other than termination of this Agreement pursuant to Section 22 hereof), including, without limitation:
(i)    any renewal, extension, amendment or modification of, or addition or supplement to or deletion from any Loan Document (other than this Agreement in accordance with its terms), or any other instrument or agreement referred to therein, or any assignment or transfer thereof;
(ii)    any waiver, consent, extension, indulgence or other action or inaction under or in respect of any such agreement or instrument including, without limitation, this Agreement (other than a waiver consent or extension with respect to this Agreement in accordance with its terms);
(iii)    any furnishing of any additional security to the Pledgee or its assignee or any acceptance thereof or any release of any security by the Pledgee or its assignee;
(iv)    any limitation on any party’s liability or obligations under any such instrument or agreement or any invalidity or unenforceability, in whole or in part, of any such instrument or agreement or any term thereof; or
(v)    any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceeding relating to any Pledgor or any Restricted Subsidiary of any Pledgor, or any action taken with respect to this Agreement by any trustee or receiver, or by any court, in any such proceeding, whether or not such Pledgor shall have notice or knowledge of any of the foregoing.
21. SALE OF COLLATERAL WITHOUT REGISTRATION. (a) If an Event of Default shall have occurred and be continuing and any Pledgor shall have received from the Pledgee a written request or requests that such Pledgor cause any registration, qualification or compliance under any federal or state securities law or laws to be effected with respect to all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, such Pledgor as soon as practicable and at its expense will use its best efforts to cause such registration to be effected (and be kept effective) and will use its best efforts to cause such qualification and compliance to be effected (and be kept effective) as may be so requested and as would permit or facilitate the sale and distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests, including, without limitation, registration under the Securities Act, as then in effect (or any similar statute then in effect), appropriate qualifications under applicable blue sky or other state securities laws and appropriate compliance with any other governmental requirements; provided, that the Pledgee shall furnish to such Pledgor such information regarding the Pledgee as such Pledgor may request in writing and as shall be required in connection with any such registration, qualification or compliance. Each Pledgor will cause the Pledgee to be kept reasonably advised in writing as to the progress of each such registration, qualification or compliance and as to the completion thereof, will furnish to the Pledgee such number of prospectuses, offering circulars and other documents incident thereto as the Pledgee from time to time may reasonably request, and will indemnify, to the extent permitted by law, the Pledgee and all other Secured Parties participating in the distribution of such Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests against all claims, losses, damages and liabilities caused by any untrue statement (or alleged untrue statement) of a material fact contained therein (or in any related registration statement, notification or the like) or by any omission (or alleged omission) to state therein (or in any related registration statement, notification or the like) a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same may have been caused by an untrue statement or omission based upon information furnished in writing to such Pledgor by the Pledgee or such other Secured Party expressly for use therein.
(b)    If at any time when the Pledgee shall determine to exercise its right to sell all or any part of the Collateral consisting of Securities, Limited Liability Company Interests or Partnership Interests pursuant to Section 7 hereof, and such Collateral or the part thereof to be sold shall not, for any reason whatsoever, be effectively registered under the Securities Act, as then in effect, the Pledgee may, in its sole and absolute discretion, sell such Collateral or part thereof by private sale in such manner and under such circumstances as the Pledgee may deem necessary or advisable in order that such sale may legally be effected without such registration. Without limiting the generality of the foregoing, in any such event the Pledgee, in its sole and absolute discretion (i) may proceed to make such private sale notwithstanding that a registration statement for the purpose of registering such Collateral or part thereof shall have been filed under such Securities Act, (ii) may approach and negotiate with a single possible purchaser to effect such sale, and (iii) may restrict such sale to a purchaser who will represent and agree that such purchaser is purchasing for its own account, for investment, and not with a view to the distribution or sale of such Collateral or part thereof. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Collateral at a price which the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might be realized if the sale were deferred until the registration as aforesaid.
22.     TERMINATION; RELEASE. (a) On the Termination Date, this Agreement shall terminate (provided that all indemnities set forth herein including, without limitation, in Section 13 hereof shall survive any such termination) and the Pledgee, at the request and expense of such Pledgor, will execute and deliver to such Pledgor a proper instrument or instruments (including UCC termination statements) acknowledging the satisfaction and termination of this Agreement (including, without limitation, UCC termination statements and instruments of satisfaction, discharge and/or reconveyance), and will duly release from the security interest created hereby and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as may be in the possession of the Pledgee or any of its sub‑agents hereunder and as has not theretofore been sold or otherwise applied or released pursuant to this Agreement, together with any moneys at the time held by the Pledgee or any of its sub-agents hereunder and, with respect to any Collateral consisting of an Uncertificated Security issued by a Subsidiary of the Company (other than an Uncertificated Security credited on the books of a Clearing Corporation or Securities Intermediary), a termination of the agreement relating thereto executed and delivered by the issuer of such Uncertificated Security pursuant to Section 3.2(a)(ii) or by the respective partnership or limited liability company pursuant to Section 3.2(a)(iv)(2).
(b)    In the event that any part of the Collateral is sold or otherwise disposed of (to a Person other than a Loan Party) at any time prior to the Termination Date, in connection with a sale or disposition permitted by Section 7.05 of the Credit Agreement, or is otherwise released pursuant to the Credit Agreement, and the proceeds of such sale or disposition (or from such release) are applied in accordance with the terms of the Credit Agreement to the extent required to be so applied, the Pledgee, at the request and expense of such Pledgor, will duly release from the security interest created hereby (and will execute and deliver such documentation, including termination or partial release statements and the like in connection therewith) and assign, transfer and deliver to such Pledgor (without recourse and without any representation or warranty) such of the Collateral as is then being (or has been) so sold or otherwise disposed of, or released, and as may be in the possession of the Pledgee (or, in the case of Collateral held by any sub-agent designated pursuant to Section 4 hereof, such sub‑agent) and has not theretofore been released pursuant to this Agreement. Furthermore, upon the release of any Guarantor from the Guaranty in accordance with the provisions thereof, such Pledgor (and the Collateral at such time assigned or pledged by the respective Pledgor pursuant hereto) shall be released from this Agreement. In the case of any such sale or disposition of any property constituting Collateral in a transaction permitted pursuant to Section 7.05 of the Credit Agreement, the Liens created by this Agreement on such Collateral shall be automatically released without need for further action by any Person.
(c)    At any time that any Pledgor desires that the Pledgee deliver any release or such other documentation as provided in the foregoing Section 22(a) or (b), such Pledgor shall deliver to the Pledgee (and the relevant sub-agent, if any, designated pursuant to Section 4 hereof) a certificate signed by a Responsible Officer of such Pledgor stating that the release of the respective Collateral is permitted pursuant to Section 22(a) or (b) hereof. At any time that the Company or the respective Pledgor desires that a Guarantor which has been released from the Guaranty be released hereunder as provided in the penultimate sentence of Section 22(b), it shall deliver to the Pledgee a certificate signed by a Responsible Officer of the Company and the respective Pledgor stating that the release of the respective Pledgor (and its Collateral) is permitted pursuant to such Section 22(b).
(d)    The Pledgee shall have no liability whatsoever to any other Secured Party as the result of any release of Collateral by it in accordance with, or which the Pledgee in good faith believes to be in accordance with, this Section 22.
23. NOTICES, ETC. Except as otherwise specified herein, all notices, requests, demands or other communications to or upon the respective parties hereto shall be sent or delivered by mail, telecopy or courier service and all such notices and communications shall, when mailed, telecopied or sent by courier, be effective when deposited in the mails, delivered to the overnight courier, or sent by telecopier, except that notices and communications to the Pledgee or any Pledgor shall not be effective until received by the Pledgee or such Pledgor, as the case may be. All notices and other communications shall be in writing and addressed as follows:

(a)	if to any Pledgor, at:

c/o Ciena Corporation
7035 Ridge Road
Hanover, Maryland 21076
Attention: Treasurer’s Office
Facsimile: (410) 865-8001

with a copy to:

7035 Ridge Road
Hanover, Maryland 21076
Attention: General Counsel’s Office
Facsimile: (410) 865-8901

(b)    if to the Pledgee, at:
Bank of America, N.A.
Agency Management
900 West Trade Street
Mail Code: NC1-026-06-03
Charlotte, NC 28255-0001
Attention: Priscilla Baker
Telephone: 980-386-3475
Facsimile: 704-409-0918
Electronic Mail: priscilla.l.baker@baml.com

or at such other address or addressed to such other individual as shall have been furnished in writing by any Person described above to the party required to give notice hereunder.
24. WAIVER; AMENDMENT. Except as provided in Sections 32 and 34 hereof and Section 10.01 of the Credit Agreement, none of the terms and conditions of this Agreement may be changed, waived, modified or varied in any manner whatsoever.
25. SUCCESSORS AND ASSIGNS. This Agreement shall create a continuing security interest in the Collateral and shall (i) remain in full force and effect, subject to release and/or termination as set forth in Section 22 hereof, (ii) be binding upon each Pledgor, its successors and assigns; provided, however, that no Pledgor shall assign any of its rights or obligations hereunder without the prior written consent of the Pledgee, and (iii) inure, together with the rights and remedies of the Pledgee hereunder, to the benefit of the Pledgee, the other Secured Parties and their respective successors, transferees and assigns. All agreements, statements, representations and warranties made by each Pledgor herein or in any certificate or other instrument delivered by such Pledgor or on its behalf under this Agreement shall be considered to have been relied upon by the Secured Parties and shall survive the execution and delivery of this Agreement and the other Loan Documents regardless of any investigation made by the Secured Parties or on their behalf.
26. HEADINGS DESCRIPTIVE. The headings of the several Sections of this Agreement are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
27. GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL. (a) THIS AGREEMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(b)    EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY AGREES THAT IT WILL NOT COMMENCE ANY ACTION, LITIGATION OR PROCEEDING OF ANY KIND OR DESCRIPTION, WHETHER IN LAW OR EQUITY, WHETHER IN CONTRACT OR IN TORT OR OTHERWISE, AGAINST THE PLEDGEE, ANY SECURED PARTY OR ANY RELATED PARTY

THEREOF IN ANY WAY RELATING TO THIS AGREEMENT, ANY OTHER COLLATERAL DOCUMENT OR THE TRANSACTIONS RELATING HERETO OR THERETO, IN ANY FORUM OTHER THAN THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS TO THE JURISDICTION OF SUCH COURTS AND AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION, LITIGATION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION, LITIGATION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT SHALL AFFECT ANY RIGHT THAT THE PLEDGEE OR ANY SECURED PARTY MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT AGAINST ANY PLEDGOR OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(c)    EACH PLEDGOR IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(d)    EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN SECTION 23. NOTHING IN THIS AGREEMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
(e)    EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER COLLATERAL DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT

AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
28. PLEDGOR’S DUTIES. It is expressly agreed, anything herein contained to the contrary notwithstanding, that each Pledgor shall remain liable to perform all of the obligations, if any, assumed by it with respect to the Collateral and the Pledgee shall not have any obligations or liabilities with respect to any Collateral by reason of or arising out of this Agreement, except for the safekeeping of Collateral actually in Pledgee’s possession, nor shall the Pledgee be required or obligated in any manner to perform or fulfill any of the obligations of any Pledgor under or with respect to any Collateral.
29. COUNTERPARTS. This Agreement may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Company and the Pledgee.
30. SEVERABILITY. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
31. RECOURSE. This Agreement is made with full recourse to each Pledgor and pursuant to and upon all the representations, warranties, covenants and agreements on the part of such Pledgor contained herein and in the other Loan Documents and otherwise in writing in connection herewith or therewith.
32. ADDITIONAL PLEDGORS. It is understood and agreed that any Wholly-Owned Domestic Subsidiary of the Company that is required to become a party to this Agreement after the date hereof pursuant to the requirements of the Credit Agreement shall become a Pledgor hereunder by (x) executing a counterpart hereof, or a Pledge Agreement Supplement in the form attached hereto as Exhibit A, and delivering the same to the Pledgee (provided such Pledge Agreement Supplement shall not require the consent of any Pledgor), (y) delivering supplements to Annexes A through G hereto as are necessary to cause such annexes to be complete and accurate with respect to such additional Pledgor on such date and (z) taking all actions as specified in this Agreement as would have been taken by such Pledgor had it been an original party to this Agreement, in each case with all documents required above to be delivered to the Pledgee and with all documents and actions required above to be taken to the reasonable satisfaction of the Pledgee and upon such execution and delivery, such Subsidiary shall constitute a Pledgor hereunder.
33. LIMITED OBLIGATIONS. It is the desire and intent of each Pledgor and the Secured Parties that this Agreement shall be enforced against each Pledgor to the fullest extent permissible under the laws applied in each jurisdiction in which enforcement is sought. Notwithstanding anything to the contrary contained herein, in furtherance of the foregoing, it is noted that the obligations of each Pledgor constituting a Guarantor have been limited as (and to the extent) provided in the Guaranty.

34. ABL PRIORITY COLLATERAL. Notwithstanding anything herein to the contrary, prior to the Discharge of ABL Obligations, the requirements under this Agreement to deliver or grant control over ABL Priority Collateral to the Pledgee, or to give any notice to any Person or in respect of the provision of voting rights or the obtaining of any consent of any Person, in each case in connection with any ABL Priority Collateral, shall be deemed satisfied if the Pledgors comply with the requirements of the similar provision of the applicable ABL Credit Document (as defined in the Intercreditor Agreement). Until the Discharge of ABL Obligations, the delivery of any ABL Priority Collateral to the ABL Collateral Agent (as defined in the Intercreditor Agreement) pursuant to the ABL Credit Documents as bailee for the Pledgee shall satisfy any delivery requirement hereunder or under any other Loan Document.
35. INTERCREDITOR AGREEMENT. This Agreement and the other Loan Documents are subject to the terms and conditions set forth in the Intercreditor Agreement in all respects and, in the event of any conflict between the terms of the Intercreditor Agreement and this Agreement, the terms of the Intercreditor Agreement shall govern. Notwithstanding anything herein to the contrary, the Lien and security interest granted to the Pledgee pursuant to any Loan Document and the exercise of any right or remedy in respect of the Collateral by the Pledgee (or any Secured Party) hereunder or under any other Loan Document are subject to the provisions of the Intercreditor Agreement and in the event of any conflict between the terms of the Intercreditor Agreement, this Agreement and any other Loan Document, the terms of the Intercreditor Agreement shall govern and control with respect to the exercise of any such right or remedy. Without limiting the generality of the foregoing, and notwithstanding anything herein to the contrary, no Loan Party shall be required hereunder or under any Loan Document to take any action with respect to the Collateral that is inconsistent with the provisions of the Intercreditor Agreement.
36. RELEASE OF PLEDGORS
. At any time (a) all of the Equity Interests of any Pledgor owned by the Company or any other Pledgor are sold (to a Person other than the Company or any of its Restricted Subsidiaries) in a transaction permitted pursuant to the Credit Agreement or (b) a Pledgor becomes an Excluded Subsidiary, then such Pledgor shall be released as a Pledgor pursuant to this Agreement without any further action hereunder (it being understood that the sale of all of the Equity Interests in any Person that owns, directly or indirectly, all of the Equity Interests in any Pledgor shall be deemed to be a sale of all of the Equity Interests in such Pledgor for purposes of this Section), and upon the reasonable request of the Company and at the expense of the Pledgors, the Pledgee is authorized and directed, and hereby agrees, to execute and deliver such instruments of release as are reasonably requested by the Pledgor to evidence the release of such Pledgor. At any time that the Company desires that a Pledgor be released from this Agreement as provided in this Section 36, the Company shall deliver to the Pledgee a certificate signed by a Responsible Officer of the Company stating that (i) the transaction is permitted pursuant to the Credit Agreement or such Pledgor has become an Excluded Subsidiary, as applicable, and (ii) the release of the respective Pledgor is permitted pursuant to this Section 36. The Pledgee shall have no liability whatsoever to any other Secured Party as a result of the release of any Pledgor by it in accordance with, or which it believes to be in accordance with, this Section 36.
~~* * * *~~

* * * *EXHIBIT A
to Pledge Agreement
~~[FORM OF~~ PLEDGE AGREEMENT SUPPLEMENT~~]~~

PLEDGE AGREEMENT SUPPLEMENT dated as of _______, ____, between [Name of Pledgor] (the “Pledgor”) and Bank of America, N.A., as Pledgee.
WHEREAS, CIENA CORPORATION, a Delaware corporation (the “Borrower”), CIENA COMMUNICATIONS, INC., a Delaware corporation (“CCI”), CIENA GOVERNMENT SOLUTIONS, INC., a Delaware corporation (“CGSI” and together with CCI, each a “Guarantor” and collectively the “Guarantors,” and the Guarantors together with the Borrower hereinafter referred to collectively as the “Pledgors”) and BANK OF AMERICA, N.A., as Pledgee, are parties to a Term Loan Pledge Agreement dated as of July [15], 2014 (as amended, modified, restated or supplemented from time to time and as heretofore amended and/or supplemented, the “Pledge Agreement”) under which the Borrower secures certain of its obligations and the Guarantors secure their respective guarantees thereof (the “Secured Obligations”);
WHEREAS, [Name of Pledgor] desires to become [is] a party to the Pledge Agreement as a Pledgor thereunder; and
WHEREAS, terms defined in the Pledge Agreement (or whose definitions are incorporated by reference in Section 2 of the Pledge Agreement) and not otherwise defined herein have, as used herein, the respective meanings provided for therein;

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1 If the Pledgor is the Borrower, delete this recital and Section 1 hereof.
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NOW, THEREFORE, in consideration of the ~~premises and the mutual promises and agreements contained herein, and for other~~foregoing and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto ~~hereby~~ agree as follows:
Party to Pledge Agreement.1     The Pledgor acknowledges that, by signing this Pledge Agreement Supplement and delivering it to the Pledgee, the Pledgor becomes a “Pledgor” for all purposes of the Pledge Agreement, becomes a party to the Pledge Agreement, will thereafter have all the rights and obligations of a Pledgor thereunder and will be bound by all the provisions thereof as fully as if the Pledgor were one of the original parties thereto. The Pledgor further acknowledges that its obligations hereunder are subject to all the provisions of the Pledge Agreement applicable to the obligations of a Pledgor thereunder.
Grant of Liens. In order to secure the Secured Obligations now or hereafter owed or to be performed by such Pledgor (but subject to the proviso at the end of Section 3.1 of the Pledge Agreement), the Pledgor does hereby grant and pledge to the Pledgee for the benefit of the Secured Parties, and does hereby create a continuing security interest in favor of the Pledgee for the benefit of the Secured Parties in, all of its right, title and interest in and to the following property of the Pledgor, whether now owned or existing or hereafter from time to time acquired or arising and regardless of where located (the “New Collateral”).
[describe property being added to the Collateral] 2
With respect to each right to payment or performance included in the Collateral from time to time, the Lien granted therein includes a continuing security interest in i) any supporting obligation that supports such payment or performance and ii) any Lien that (x) secures such right to payment or performance or (y) secures any such supporting obligation.
The foregoing Liens are granted as security only and shall not subject the Pledgee or any other Secured Party to, or transfer or in any way affect or modify, any obligation or liability of the Pledgor with respect to any of the New Collateral or any transaction in connection therewith.
Delivery of Collateral. Concurrently with delivering this Pledge Agreement Supplement to the Pledgee, the Pledgor is complying with the provisions of 3.2 of the Pledge Agreement with respect to

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1 Delete this Section if the Pledgor is the Borrower or is already a party to the Pledge Agreement.
2 If the Pledgor is not already a party to the Pledge Agreement clauses (a) through (g) of, and the proviso to, Section 3.1 of the Pledge Agreement may be appropriate.

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Investment Property (as defined in Section 9-102 of the UCC), in each case if and to the extent included in the New Collateral at such time.
Representations and Warranties. 6) The Pledgor is duly organized, validly existing and in good standing under the laws of [jurisdiction of organization].
The execution, delivery and performance by the Pledgor of this Pledge Agreement Supplement and each other Loan Document to which it is a party has been duly authorized by all necessary corporate or other organizational action, and do not and will not i) contravene the terms of any of the Pledgor’s Organization Documents; ii) conflict with or result in any breach or contravention of, or the creation of any Lien (other than Liens created under the Loan Documents) under, or require any payment to be made under (1) any material Contractual Obligation to which the Pledgor is a party or affecting the Pledgor or the properties of the Pledgor or any of its Restricted Subsidiaries or (2) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Pledgor or its property is subject; or iii) violate any Law.
No approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any Governmental Authority or any other Person is necessary or required in connection with (a) the execution, delivery or performance by the Pledgor of this Pledge Agreement Supplement or any other Loan Document, (b) the grant by the Pledgor of the Liens granted by it pursuant to the foregoing Section 1 and the other Collateral Documents, or (c) the perfection or maintenance of the Liens created under the foregoing Section 1 and the other Collateral Documents (including, subject to the Intercreditor Agreement, the first priority nature thereof) other than (i) those that have already been obtained and are now in full force and effect, (ii) filings to perfect the Liens created by the foregoing Section 1 and the other Collateral Documents, (iii) those actions as contemplated by Section 3.2 of the Pledge Agreement, and (iv) filings of the Loan Documents with the SEC after the Closing Date in accordance with the requirements thereof.
The Pledge Agreement as supplemented hereby constitutes a valid and binding agreement of the Pledgor, enforceable in accordance with its terms, except as limited by 3) applicable bankruptcy, insolvency, fraudulent conveyance or other similar laws affecting creditors’ rights generally and 4) general principles of equity.
Each of the representations and warranties set forth in Sections 3.5 and 18 of the Pledge Agreement is true as applied to the Pledgor and the New Collateral. For purposes of the foregoing sentence, references in said Sections to a “Pledgor” shall be deemed to refer to the Pledgor, references to Annexes to the Pledge Agreement shall be deemed to refer to the corresponding Annexes to this Pledge Agreement Supplement, references to “Collateral” shall be deemed to refer to the New Collateral, and references to the “Effective Date” shall be deemed to refer to the date on which the Pledgor signs and delivers this Pledge Agreement Supplement.
Governing Law. This Pledge Agreement Supplement shall be construed in accordance with and governed by the laws of the State of New York~~.~~

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IN WITNESS WHEREOF, the ~~Pledgor, the Pledgee and the Issuer~~parties hereto have caused this Pledge Agreement Supplement to be duly executed by their ~~duly elected~~respective authorized officers as of the day and year first above written.

[NAME OF PLEDGOR]

By:
Name:
Title:

Bank of America, N.A., as Pledgee

By:
Name:
Title:

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Annex A
to Pledge Agreement
Supplement

Schedule of Legal Names, Type of Organization (and Whether a Registered Organization and/or a Transmitting Utility), Jurisdiction of Organization, Location and Organizational Identification Numbers

Exact Legal Name of Pledgor	Type of Organization (or, if the Pledgor is an Individual, so indicate)	Registered Organization? (Yes/No)	Jurisdiction of Organization	Pledgor’s Location (for purposes of NY UCC § 9-307)*	Pledgor’s Organization Identification Number (or, if it has none, so indicate)	Transmitting Utility? (Yes/No)

Annex B
to Pledge Agreement
Supplement

Schedule of Subsidiaries

SUBSIDIARIES
[_____]

Annex C
to Pledge Agreement
Supplement
Schedule of Stock
SCHEDULE OF STOCK
1.    [Name of Pledgor]

Name of Issuing Corporation	Type of Shares	Number of Shares	Percentage Owned	Certificate No.	Sub-Clause Section 3.2(a)

Annex D
to Pledge Agreement
Supplement

Schedule of Notes

[___]

Annex E
to Pledge Agreement
Supplement

Schedule of Limited Liability Company Interests
SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
1.    [Name of Pledgor]

Name of Issuing Limited Liability Company	Type of Interest	Percentage Owned	Sub-Clause Section 3.2(a)

Annex F
to Pledge Agreement
Supplement

Schedule of Partnership Interests

[__]

TABLE OF CONTENTS
Page

Annex G
to Pledge Agreement
Supplement

Schedule of Chief Executive Offices

Name of Pledgor	Address of Chief Executive Office

1.	SECURITY FOR OBLIGATIONS	1
2.	DEFINITIONS	1
3.	PLEDGE OF SECURITIES, ETC.	5
4.	APPOINTMENT OF SUB-AGENTS; ENDORSEMENTS, ETC	12
5.	VOTING, ETC., WHILE NO EVENT OF DEFAULT OR SPECIFIED DEFAULT	12
6.	DIVIDENDS AND OTHER DISTRIBUTIONS	12
7.	REMEDIES IN CASE OF AN EVENT OF DEFAULT	13
8.	REMEDIES, CUMULATIVE, ETC	14
9.	RECEIVER’S POWERS	15
10.	ULC SHARES	15
11.	APPLICATION OF PROCEEDS	16
12.	PURCHASERS OF COLLATERAL	17
13.	INDEMNITY	17

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TABLE OF CONTINUED
(continued)
Page

14.	PLEDGEE NOT A PARTNER OR LIMITED LIABILITY COMPANY MEMBER	17
15.	FURTHER ASSURANCES; POWER-OF-ATTORNEY	17
16.	THE PLEDGEE AS COLLATERAL AGENT	18
17.	TRANSFER BY THE PLEDGORS	18
18.	REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE PLEDGORS	18
19.	LEGAL NAMES; TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY); JURISDICTION OF ORGANIZATION; LOCATION; ORGANIZATIONAL IDENTIFICATION NUMBERS; FEDERAL EMPLOYER IDENTIFICATION NUMBERS; CHANGES THERETO; ETC	20
20.	PLEDGORS’ OBLIGATIONS ABSOLUTE, ETC	21
21.	SALE OF COLLATERAL WITHOUT REGISTRATION	21
22.	TERMINATION; RELEASE	23
23.	NOTICES, ETC	24
24.	WAIVER; AMENDMENT	24
25.	SUCCESSORS AND ASSIGNS	24
26.	HEADINGS DESCRIPTIVE	25
27.	GOVERNING LAW; SUBMISSION TO JURISDICTION; VENUE; WAIVER OF JURY TRIAL	25
28.	PLEDGOR’S DUTIES	26
29.	COUNTERPARTS	26
30.	SEVERABILITY	26
31.	RECOURSE	27
32.	ADDITIONAL PLEDGORS	27
33.	LIMITED OBLIGATIONS	27
34.	ABL PRIORITY COLLATERAL	27
35.	INERCREDITOR AGREEMENT	27
36.	RELEASE OF PLEDGORS	27

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ANNEX A	_	SCHEDULE OF LEGAL NAMES, TYPE OF ORGANIZATION (AND WHETHER A REGISTERED ORGANIZATION AND/OR A TRANSMITTING UTILITY), JURISDICTION OF ORGANIZATION, LOCATION AND ORGANIZATIONAL IDENTIFICATION NUMBERS
ANNEX B	_	SCHEDULE OF RESTRICTED SUBSIDIARIES
ANNEX C	_	SCHEDULE OF STOCK
ANNEX D	_	SCHEDULE OF NOTES
ANNEX E	_	SCHEDULE OF LIMITED LIABILITY COMPANY INTERESTS
ANNEX F	_	SCHEDULE OF PARTNERSHIP INTERESTS
ANNEX G	_	SCHEDULE OF CHIEF EXECUTIVE OFFICES
ANNEX H	_	FORM OF AGREEMENT REGARDING UNCERTIFICATED SECURITIES